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Folio número 918.- Registro número 24.- **PRIMERA COPIA**.- **ESCRITURA NUMERO TRESCIENTOS DIECISEIS**.- En la Ciudad de Buenos Aires, Capital de la República Argentina, a doce de Mayo de dos mil quince, ante mí Escribano autorizante, comparece **Julio Patricio SUPERVIELLE**, casado, titular del Documento Nacional de Identidad número 12.601.346, domiciliado en la calle Bartolomé Mitre número 434, piso quinto, Capital Federal, mayor de edad y de mi conocimiento, doy fe, quien concurre a este acto en nombre y representación de la entidad que gira con domicilio en esta Capital Federal, calle Bartolomé Mitre número 434, piso quinto, bajo la denominación de "**GRUPO SUPERVIELLE S.A.**", (CUIT número 30-61744293-7), justificando la personería con la siguiente documentación: **a)** Constituida bajo la denominación de "Inversiones y Participaciones Sociedad Anónima" en escritura número 484, del 8 de Octubre de 1979, ante el Escribano de esta Capital, don José María Fernández Ferrari, al folio 1370 del Protocolo respectivo del Registro número 332 de esta Capital, de su adscripción, inscripta -juntamente con sus complementarias (escritura número 99, pasada al folio 334 del Protocolo respectivo y ante el Escribano antes citado, el 21 de Febrero de 1980, y escritura número 22, pasada al folio 69 del Protocolo respectivo del Registro número 1189 de esta Capital, ante su titular Escribano Horacio E. Lombardi el 25 de Junio de 1980)- y previa aprobación por Inspección General de Justicia en Expediente número A-73346, en el Juzgado Nacional de Primera Instancia en lo Comercial de Registro el 15 de Octubre de 1980, bajo el número 4600 del Libro 92, Tomo A de Estatutos de Sociedades Anónimas Nacionales, en testimonios que he tenido de manifiesto y de los cuáles obran agregadas sendas fotocopias autenticadas al folio 1324 del Protocolo del año 1981 de este Registro, **b)** Con escritura de aumento de capital y modificación de los artículos cuarto y quinto Estatutarios, según lo resuelto en Acta de Asamblea General Extraor-

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dinaria del 24 de Septiembre de 1981, transcripta en escritura número 281, pasada el 21 de Junio de 1982 al folio 846 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari, inscripta en Inspección General de Justicia el 13 de Mayo de 1983 bajo el número 2689 del Libro 98 Tomo A de Estatutos de Sociedades Anónimas Nacionales, **c)** Aumentado el capital social a Treinta mil pesos, modificándose los artículos Segundo, Quinto, Sexto, Noveno y Décimo Estatutarios por resolución de Asamblea General Extraordinaria Unánime de Accionistas del 19 de Octubre de 1995, transcripta en la escritura número 540, pasada el 8 de Noviembre de 1995, al folio 2040 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari, inscripta el 20 de Noviembre de 1995 en Inspección General de Justicia bajo el número 11045, del Libro 117, Tomo A de Sociedades Anónimas; **d)** Establecido el domicilio social en Acta de Directorio número 61 del 20 de Febrero de 1996, transcripta en escritura número 183, pasada el 10 de Abril de 1997, al folio 865 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari, inscripta en Inspección General de Justicia el 9 de Mayo de 1997 bajo el número 4687 del Libro 121, Tomo A de Sociedades Anónimas; **e)** Modificada la fecha de cierre del ejercicio social por acta de Asamblea General Extraordinaria Unánime de Accionistas del 5 de Febrero de 1997, y como consecuencia reformado el artículo décimo séptimo Estatutario, todo según la escritura número 30, pasada el 24 de Enero del año 2000, al folio 145 de este mismo Registro, Protocolo respectivo, ante la Escribana Nelly G.Sampayo, inscripta en Inspección General de Justicia el 17 de Febrero de 2000 bajo el número 2264 del Libro 9 de Sociedades por Acciones; **f)** Aumentado el capital social de la suma de Treinta mil pesos a la suma de Dos millones de pesos, por acta de Asamblea General Extraordinaria Unánime de Accionistas del 21 de Marzo de 2000, y consecuentemente reformado el Artículo Quinto Estatutario, todo

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según la escritura número 153, pasada el 17 de Abril del año 2000 al folio 719 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A.Molinari, inscripta en Inspección General de Justicia el 28 de Abril de 2000 bajo el número 5923 del Libro 11 de Sociedades por Acciones; **g)** Reducido su capital social de Dos millones de pesos a Un millón cuatrocientos cuatro mil seiscientos noventa y dos pesos por resolución de Asamblea General Extraordinaria Unánime de Accionistas del 18 de Abril de 2000, con reforma del artículo quinto Estatutario, por escisión parcial de la Sociedad, y aprobación del Estatuto Social de la Sociedad Escisionaria "Grupo Exprinter Argentina S.A.", transcripta en escritura número 199, del 16 de Mayo de 2000, pasada al folio 853 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A.Molinari, inscripta en Inspección General de Justicia el 18 de Septiembre de 2000 bajo el número 13836 del Libro 12 de Sociedades por Acciones; **h)** En escritura número 532, pasada el 15 de Diciembre de 2000, al folio 2288 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A.Molinari, se protocolizó el Acta de Asamblea General Extraordinaria Unánime de Accionistas del 12 de Diciembre de 2000, labrada a los folios 77 a 80 del Libro de Actas de Asambleas número uno, que resolvió el aumento del capital social de Un millón cuatrocientos cuatro mil seiscientos noventa y dos pesos a la suma de Treinta y siete millones novecientos treinta mil novecientos tres pesos, por capitalización de aportes irrevocables, correspondiendo Ocho millones doscientos nueve mil seiscientos once pesos a aumento de capital ordinario y los restantes Veintiocho millones trescientos dieciséis mil seiscientos pesos a capital preferido, con reforma de los artículos quinto y sexto Estatutarios, facultando al Directorio a emitir las acciones ordinarias en la oportunidad y condiciones que estime conveniente y determinando en la misma Asamblea las condiciones de la emisión de las acciones preferidas, tomándose razón en Inspección General de

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Justicia el 22 de Diciembre de 2000 bajo el número 19039 del Libro 13 de Sociedades por Acciones; **i)** Por escritura número 324, pasada el 23 de Julio de 2002, al folio 1158 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó el Acta de Asamblea General Extraordinaria de Accionistas unánime del 13 de Noviembre de 2001, que resuelve el aumento del capital social hasta la suma de Cuarenta millones novecientos treinta mil novecientos tres pesos, mediante la emisión de Tres millones de acciones preferidas de Un peso valor nominal cada una sin derecho a voto, por capitalización de la suma de Tres millones de pesos de aportes irrevocables, dentro del quíntuplo previsto en el texto actual del artículo quinto Estatutario, tomándose razón en Inspección General de Justicia el 21 de Noviembre de 2002 bajo el número 13916 del Libro 19 de Sociedades por Acciones; **j)** Por Acta de Asamblea número 52 del 9 de Junio de 2008 resolvió, entre otros asuntos, el cambio de denominación por la de "Grupo Financiero Supervielle S.A." y el texto ordenado del Estatuto, lo cual fue protocolizado por escritura número 997 de fecha 11 de Septiembre de 2008 pasada al folio 3388 del Protocolo respectivo de este mismo Registro ante el Escribano Jorge A. Molinari, debiéndose adoptar la denominación de "Grupo Supervielle S.A." por una observación del Organismo de Contralor, adoptándose el nuevo cambio en la Asamblea General Extraordinaria número 53 del 28 de Noviembre de 2008, la cual fue protocolizada el primero de Abril de 2009, en escritura número 375 pasada al folio 997 de este mismo Registro y Protocolo ante el Escribano Jorge A. Molinari, todo lo cual fue inscripto en la Inspección General de Justicia el 16 de Abril de 2009 bajo el número 6353 del Libro 44 de Sociedades por Acciones; **k)** Con cambio de sede social resuelto por Acta de Directorio número 203 del 11 de Junio de 2009, protocolizada en escritura número 923 pasada el 16 de Septiembre de 2009 al folio 2624 del Protocolo respectivo de este mismo Registro, ante

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el Escribano Jorge A. Molinari, inscripto en la Inspección General de Justicia el 26 de Noviembre de 2009 bajo el número 21222 del Libro 47 de Sociedades Anónimas; **l)** Por escritura número 924, pasada el 16 de Septiembre de 2009, al folio 2630 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó parte pertinente del Acta de Asamblea General Ordinaria y Extraordinaria de Accionistas unánime número 54 del 8 de Junio de 2009, que resolvió el aumento del capital social a la suma de Ciento nueve millones novecientos cuarenta y nueve mil trescientos treinta y seis pesos, tomándose razón en Inspección General de Justicia el 15 de Diciembre de 2009 bajo el número 22535 del Libro 47 de Sociedades por Acciones; **m)** Por escritura número 625, pasada el 2 de Septiembre de 2010, al folio 1838 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó el acta de Asamblea General Extraordinaria de Accionistas número 61 del 31 de Agosto de 2010, en la que se resolvió la reforma de los artículos 4, 5, 6, 7, 9, 11, 14 y 15 del Estatuto Social, la incorporación de un nuevo artículo (vigésimo) y la aprobación de un nuevo Texto Ordenado, tomándose razón en Inspección General de Justicia el 10 de Septiembre de 2010 bajo el número 16721 del Libro 51 de Sociedades por Acciones; **n)** Por escritura número 79, pasada el primero de Febrero de 2011, al folio 225 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó la parte pertinente del Acta de Asamblea General Extraordinaria de Accionistas unánime número 63 del 30 de Diciembre de 2010, que resolvió el aumento del capital social a la suma de Ciento diecisiete millones seiscientos cincuenta y tres mil trescientos cincuenta y cuatro pesos, tomándose razón en Inspección General de Justicia el 28 de Julio de 2011 bajo el número 14996 del Libro 55 de Sociedades por Acciones; **o)** Con cambio de sede social resuelto por Acta de Directorio número 247 del 24 de Febrero de 2011, protocolizada en escritura

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número 158 pasada el 2 de Marzo de 2011 al folio 443 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari, inscripto en la Inspección General de Justicia el 28 de Marzo de 2011 bajo el número 5614 del Libro 53 de Sociedades por Acciones; **p)** Por escritura número 514, pasada el 10 de Junio de 2011, al folio 1448 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó acta de Asamblea número 64 del 31 de Marzo de 2011, en la que se resolvió la reforma de Estatuto y nuevo texto ordenado, tomándose razón en Inspección General de Justicia el 2 de Septiembre de 2011 bajo el número 18436 del Libro 56 de Sociedades por Acciones; **q)** Por escritura número 27, pasada el 10 de Enero de 2012, al folio 94 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó el Acta de Asamblea General Extraordinaria de Accionistas unánime número 69 del 29 de Diciembre de 2011, que resolvió el aumento del capital social a la suma de Ciento veintitrés millones seiscientos cuarenta y cuatro mil trescientos setenta y un pesos, tomándose razón en Inspección General de Justicia el 26 de Junio de 2012 bajo el número 11327 del Libro 60 de Sociedades por Acciones; **r)** Por escritura número 348, pasada el 13 de Abril de 2012, al folio 1010 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó el acta de Asamblea General Ordinaria y Extraordinaria de Accionistas número 72 del 29 de Marzo de 2012, en la que se resolvió la reforma del artículo noveno del estatuto social, tomándose razón en Inspección General de Justicia el 26 de Junio de 2012 bajo el número 11329 del Libro 60 de Sociedades por Acciones; **s)** Por escritura número 768, pasada el 14 de Agosto de 2012, al folio 2269 del Protocolo respectivo de este mismo Registro, ante el Escribano Jorge A. Molinari se protocolizó el acta de Asamblea General Ordinaria y Extraordinaria de Accionistas número 73 del 30 de Julio de 2013, en la que se resolvió la aumentar el capital a la

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suma de Ciento veinticuatro millones cuatrocientos ochenta y cinco mil doscientos sesenta y cuatro pesos reformando el artículo quinto estatutario y asimismo reformar el artículo Décimo tercero bis del estatuto social, tomándose razón en Inspección General de Justicia el 25 de Febrero de 2013 bajo el número 3051 del Libro 62 de Sociedades por Acciones; y t) Por escritura número 24, pasada el 9 de Enero de 2013, al folio 53 del Protocolo respectivo de este mismo Registro, ante la Escribana Nelly G.Sampayo se protocolizó el acta de Asamblea número 74 del 27 de Diciembre de 2012, en la que se resolvió, entre otros asuntos, la reforma de los artículos quinto y décimo tercero bis del Estatuto Social, tomándose razón en Inspección General de Justicia el 24 de Abril de 2013 bajo el número 6131 del Libro 63 de Sociedades por Acciones; (Expediente número 212617), obrando el compareciente en su carácter de presidente del Directorio de la misma, acreditando su cargo con la designación que surge del Acta de Asamblea General Ordinaria y Extraordinaria de Accionistas número 79 del 30 de Abril de 2015, labrada a los folios 37 a 45 del Libro de Actas de Asambleas número tres, rubricado el 19 de Abril de 2012 con el número 25534-12, que elige los miembros del Directorio y con el Acta de Directorio número 416 del 30 de Abril de 2015, labrada a los folios 44 y 45 del Libro respectivo número 7, rubricado en la Inspección General de Justicia el 27 de Marzo de 2015 bajo el número 16120-15, que distribuye los cargos, que en sus originales tengo de manifiesto y que se encuentran transcriptos al folio 911 del Protocolo del año 2015 de este mismo Registro, declarando el compareciente hallarse la documentación vigente y sin modificaciones, doy fe.- **Y DICE**:- Que a los fines de dar cumplimiento a la inscripción en los organismos de contralor de **LA REFORMA DEL ARTICULO NOVENO, DECIMO TERCERO BIS, ELIMINACIÓN DEL ARTICULO VIGESIMO. CONSIDERACION DE UN TEXTO ORDENADO DEL ESTATUTO SOCIAL CON ACTUALIZACIÓN DE LAS REFE-**

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RENCIAS NORMATIVAS CONFORME LA LEY 26.831 Y SU REGLAMENTACIÓN, MODIFICATORIAS Y COMPLEMENTARIAS CON RATIFICACION DE LA SEDE SOCIAL me solicita la transcripción de: **a)** Acta de Asamblea General Ordinaria y Extraordinaria de Accionistas número 79 del 30 de Abril de 2015, labrada a los folios 37 a 45 del Libro de Actas de Asambleas número tres, rubricado el 19 de Abril de 2012 con el número 25534-12; **b)** Nómina de Accionistas presentes a la asamblea citada, labrada al folio 35 del Libro de Depósito de Acciones y Registro de Asistencia a Asambleas número 2, rubricado en la Inspección General de Justicia el 10 de Junio de 2009 bajo el número 39569-09.- **Transcribo** a continuación la documentación cuyo tenor en lo pertinente, según resulta de sus originales que tengo de manifiesto es el siguiente:- "**ACTA DE ASAMBLEA Nº 79:** A los 30 dias del mes de abril de 2015, siendo las 11:00 horas, en la sede social de GRUPO SUPERVIELLE S.A. ubicada en Bartolomé Mitre 434, de la Ciudad Autónoma de Buenos Aires, en la sala de reuniones del quinto piso, se reúnen en Asamblea General Ordinaria y Extraordinaria de Accionistas convocada para el día de la fecha, en primera convocatoria, los Sres. Accionistas de GRUPO SUPERVIELLE S.A. cuya nómina consta en el folio 35 del Libro de Depósito de Acciones y Registro de Asistencia a Asambleas Generales Nº 2 de GRUPO SUPERVIELLE S.A, ascendiendo el capital social a pesos ciento diecinueve millones quinientos setenta y ocho mil trescientos setenta y seis ($119.578.376), representado por sesenta y tres millones trescientas sesenta y nueve mil noventa y cuatro (63.369.094) acciones ordinarias, nominativas no endosables Clase A de un peso ($1) de valor nominal cada una y con derecho a cinco votos por acción, por cincuenta y seis millones doscientos nueve mil doscientos ochenta y dos (56.209.282) acciones ordinarias, nominativas no endosables Clase B de un peso ($1) de valor nominal cada una y con derecho a un voto por acción. En conjunto, representan el

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96,058257% del capital social y el 99,12135% de los votos de GRUPO SUPERVIELLE S.A. Se encuentran presentes los miembros del Directorio, a excepción del Señor Richard Guy Gluzman quien se encuentra ausente por temas personales impostergables, según constancia remitida con anterioridad a la presente. Asimismo, se encuentran presentes todos los miembros de la Comisión Fiscalizadora que firman al pie. Se encuentra presente el representante de la Comisión Nacional de Valores, Dra. Sonia Jaimez. Preside la Asamblea el Sr. Julio Patricio Supervielle, Presidente de GRUPO SUPERVIELLE S.A. Habiendo constatado la existencia de quórum válido para sesionar y no habiendo objeciones, el Sr. Presidente declara formalmente constituida en primera convocatoria la Asamblea General Ordinaria y Extraordinaria de Accionistas de GRUPO SUPERVIELLE S.A. convocada para el día de la fecha y pone a consideración de los Sres. Accionistas el primer punto del Orden del Día: **(1) "DESIGNACIÓN DE DOS ACCIONISTAS PARA SUSCRIBIR EL ACTA"**. Pide la palabra el representante del accionista Julio Patricio Supervielle, Sr. Juan Pablo Molinari, quien mociona que los representantes de los accionistas Julio Patricio Supervielle y Lankory International S.A. firmen el acta de asamblea. Puesto a votación el primer punto del Orden del Día, por unanimidad de votos de los Sres. Accionistas de la Clase A y de la Clase B presentes se RESUELVE aprobar la moción del representante del accionista Julio Patricio Supervielle. A continuación, el Sr. Presidente pone a consideración de los Sres. Accionistas el segundo punto del Orden del Día: **(2)...(3)...(4)... (5)...(6)...(7)...(8)...** A continuación el Sr. Presidente somete a consideración de los Sres. Accionistas el tratamiento del noveno punto del Orden Del Día: **(9) "CONSIDERACIÓN DE LA REFORMA DEL ARTICULO NOVENO, DECIMO TERCERO BIS, ELIMINACIÓN DEL ARTICULO VIGESIMO. CONSIDERACION DE UN TEXTO ORDENADO DEL ESTATUO SOCIAL CON ACTUALIZACIÓN DE LAS**

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<u>REFERENCIAS NORMATIVAS CONFORME LA LEY 26.831 Y SU REGLAMENTACIÓN, MODIFICATORIAS Y COMPLEMENTARIAS CON RATIFICACION DE LA SEDE SOCIAL REGISTRADA CON EL FIN DE PROCEDER A SU INSCRIPCIÓN EN LA INSPECCION GENERAL DE JUSTICIA</u>". Hace uso de la palabra el Sr. Juan Pablo Molinari en su calidad de representante del Sr. Julio Patricio Supervielle, quien manifiesta la conveniencia de reformar el estatuto societario en lo que respecta a las reuniones de directorio a distancia con el fin de adaptarlas a los términos dispuestos por el artículo 61 de la ley 26831 y sus normas complementarias y modificatorias. El Sr. Juan Pablo Molinari propone el siguiente texto: *"La administración de la sociedad está a cargo de un directorio compuesto del número de miembros que fije la asamblea, entre un mínimo de 3 (tres) y un máximo de 9 (nueve) con mandato por 3 (tres) años. La asamblea podrá designar suplentes en igual o menor número que los titulares y por el mismo plazo a fin de subsanar la falta de los directores titulares por cualquier causa, en el orden de su elección. Anualmente se renovará un tercio del directorio, o la cifra más cercana a un tercio, redondeándose el número hacia arriba en caso que el decimal sea superior a 50 o para abajo en caso que sea 50 o inferior. Para mantener la proporción, al elegir directores o con posterioridad, la asamblea podrá designar directores por períodos menores a 3 (tres) años. La primera asamblea en que se elijan directores a partir de la aprobación del presente artículo (aunque la reforma no se halle aún inscripta), decidirá cuáles de los directores que elige serán por un año, por dos años o por tres años. Los directores en su primera sesión posterior a la asamblea que eligió los directores, designarán entre los mismos a un presidente y a un vicepresidente. Este último reemplaza automáticamente al primero en caso de ausencia, renuncia, fallecimiento u otro impedimento. El Directorio podrá funcionar con los miembros presentes o comunicados entre sí por otros medios de transmi-*

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sión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quórum se computarán los directores presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera del país. El acta de la reunión donde se encuentren directores bajo los conceptos antes descriptos será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes y por el representante de la Comisión Fiscalizadora. Los directores que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta consignará las manifestaciones de los directores presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. La comisión fiscalizadora a través de su representante en la reunión de directorio, deberá dejar constancia en el acta de los nombres de los directores que hayan participado a distancia y de la regularidad de las decisiones adoptadas. La asamblea fija la remuneración del directorio. Los directores son reelegibles. El directorio será convocado por el presidente cada vez que lo considere necesario debiendo observarse en todos los casos el artículo 267 de la Ley 19.550. Las deliberaciones constarán en un libro especial en actas que serán firmadas por los miembros presentes". Asimismo, manifiesta la necesidad de reformar el artículo decimo tercero bis con el siguiente tenor: ". El comité de auditoría previsto en la ley 26.831, y normas complementarias y modificatorias, estará integrado por tres directores titulares e igual o menor número de suplentes, quienes serán designados por el directorio de entre sus miembros, por mayoría simple de sus integrantes. Podrán integrar el comité aquellos directores versados en temas financieros, contables o empresarios. Cuando la Sociedad haga oferta pública de sus acciones, la mayoría de sus integrantes deberán ser independientes, de acuerdo con el criterio establecido

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para ello en las Normas de la Comisión Nacional de Valores. El quórum para que sesione válidamente el comité de auditoría será de al menos dos miembros del comité de auditoría. En todos los casos, las decisiones se adoptarán por mayoría de miembros presentes. El comité podrá sesionar válidamente encontrándose sus miembros presentes físicamente en la sede social o en el lugar en que hubieren acordado reunirse, sea en el país o en el exterior, o bien sin presencia física pero comunicados entre sí por medios de transmisión simultánea de sonidos, imágenes y palabras. En este supuesto, a efectos de conformar el quórum y la mayoría, se considerará que los miembros del comité que participen a distancia de la reunión del órgano han estado físicamente presentes, quedando por tanto habilitado el comité de auditoría para celebrar reuniones y sesionar con quórum y tomas de decisiones válidas a distancia. Las reuniones se celebrarán con la participación de sus respectivos miembros presentes físicamente o a distancia. En este último caso, se dejará constancia de sus nombres en el acta respectiva, debiendo estar físicamente presente junto al Presidente del comité, al menos uno de los síndicos de la sociedad, a fin de que certifique la regularidad del desarrollo de la misma y de las decisiones adoptadas. Dentro de los cinco días de celebrada la reunión se confeccionará el acta respectiva, se transcribirá el libro de actas del comité de auditoría y se firmará por los miembros del comité de auditoría presentes físicamente y el representante del órgano de fiscalización. Este último firmará por sí y en representación del o de los miembros no presentes físicamente sino a distancia, aclarándolo en cada caso. El comité dictará su propio reglamento interno el que deberá ser inscripto en el Registro Público de Comercio. Serán facultades y deberes del comité los previstos en el artículo 110 de la ley 26.831 y las Normas (N.T.2013) de la Comisión Nacional de Valores y las normas que las complementen y modifiquen, así como también todas aquellas otras atribuciones y debe-

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res que en el futuro se establezcan. La asamblea podrá delegar en el directorio la fijación del presupuesto del comité ". Por último el Sr. Juan Pablo Molinari manifiesta la conveniencia de eliminar el artículo vigésimo que devino en innecesaria con la sanción de la ley 26.831 y de contar con un texto ordenado del estatuto societario que incluya las últimas modificaciones practicadas, así como también, la consiguiente adaptación a las referencias normativas conforme la ley 26.831 y sus normas modificatorias y complementarias y ratificación de la sede social registrada, permitiendo contar con un solo documento a ser presentado en el giro normal de los negocios. Asimismo, manifiesta que el texto ordenado propuesto fue puesto a disposición de los Señores Accionistas en los mismos términos que la documentación referida en el punto 2 del presente Orden del Día, razón por la cual de no mediar objeciones propone omitir su lectura. No median objeciones a la moción presentada por el Sr. Juan Pablo Molinari. El Señor Presidente hace uso de la palabra a los fines de informar a los Sres. Accionistas que la Comisión Nacional de Valores ha cursado el pasado 22 de abril una observación al artículo noveno del estatuto de la Sociedad que versa sobre la forma de renovación escalonada del Directorio que no fue objeto de reforma. Asimismo, el Sr. Presidente propone a los Sres. Accionistas presentarles el correspondiente análisis de la observación y postergar su tratamiento hasta entonces. Puesto a votación el noveno punto del Orden del Día, por unanimidad de votos de los Sres. Accionistas de la Clase A y de la Clase B presentes se RESUELVE aprobar la moción del representante del accionista Sr. Julio Patricio Supervielle y la moción del Señor Presidente. A continuación se transcribe el nuevo texto ordenado del estatuto social: ***ESTATUTO DE "GRUPO SUPERVIELLE S.A."***.- ***ARTICULO PRIMERO***: *Con la denominación de "Grupo Supervielle S.A", continúa funcionando Inversiones y Participaciones S.A, sociedad anónima que se rige por el presente estatuto y por las*

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normas legales que correspondan y sean de aplicación. **ARTICULO SEGUNDO**: El domicilio legal de la sociedad estará situado en la Ciudad de Buenos Aires. **ARTÍCULO TERCERO**: La duración de la sociedad será de 99 (noventa y nueve) años a contar de la fecha de su inscripción en el Registro Público de Comercio. **ARTICULO CUARTO**: Tiene por objeto realizar por cuenta propia o de terceros o asociada a terceros, dentro o fuera del país, las siguientes actividades: Financieras: Mediante el aporte de capitales en dinero o en especie a sociedades constituidas o a constituirse, controlando o no dichas sociedades, (con las limitaciones del art. 30 y conexos de la Ley 19.550) o a particulares, así como la compraventa de títulos, acciones, debentures y toda clase de valores mobiliarios, otorgamiento de fianzas y/o garantías, constitución o transferencia de préstamos con garantía, incluso real, o sin ella, con exclusión de las operaciones previstas en la Ley de Entidades Financieras y toda otra que requiera el concurso público. Podrá ejercer mandatos, representaciones, agencias y comisiones para todo tipo de operaciones de la naturaleza indicada en su objeto y administrar bienes y empresas de sociedades, personas o entidades radicadas en el país o en el extranjero. A fin de cumplir con su objeto, la sociedad tiene plena capacidad jurídica para adquirir derechos, contraer obligaciones y ejercer los actos que no sean prohibidos por las leyes o por este estatuto. **ARTÍCULO QUINTO**: El capital social es de Pesos ciento veinticuatro millones cuatrocientos ochenta y cinco mil doscientos sesenta y cuatro ($124.485.264) representado por sesenta y tres millones trescientas sesenta y nueve mil noventa y cuatro (63.369.094) acciones ordinarias, nominativas no endosables Clase A de un peso ($1) de valor nominal cada una y con derecho a cinco votos por acción, por cincuenta y nueve millones quinientos dieciséis mil ciento setenta (59.516.170) acciones ordinarias, nominativas no endosables Clase B de un peso ($1) de valor nominal cada una y con derecho a un voto por acción, y

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*por un millón seiscientas mil (1.600.000) acciones preferidas, nominativas no endosables de un peso ($1) de valor nominal cada una. El capital puede ser aumentado por decisión de la asamblea ordinaria hasta el quintuplo de su monto conforme al artículo 188 de la Ley 19.550 debiendo toda resolución de aumento de capital elevarse a escritura pública. Mientras la sociedad esté autorizada a hacer oferta pública de sus acciones, el capital social: (a) será el que resulte cada vez de la suscripción del último aumento de capital aprobado y la evolución del capital figurará en los balances de la sociedad; (b) conforme el artículo 188 de la ley 19.550, puede ser aumentado por decisión de la asamblea ordinaria sin límite alguno y sin necesidad de modificar el estatuto. En oportunidad de cada aumento se fijarán las características de las acciones a emitirse en razón del mismo, pudiéndose delegar en el directorio la facultad de realizar la emisión, en una o más veces, en la oportunidad que estime conveniente dentro de los dos años a contar desde la fecha de la celebración de la asamblea, como asimismo la determinación de la forma y condiciones de pago de las acciones. Mientras la sociedad está autorizada a hacer oferta pública de sus acciones, la asamblea de accionistas podrá aprobar la emisión de opciones sobre acciones a emitir o valores convertibles en acciones y delegar en el directorio la fijación de los términos y condiciones de su emisión, los derechos que otorguen, la fijación del precio de las opciones y el de las acciones a las que éstas den derecho, así como todo otro asunto susceptible de delegación de conformidad con la legislación vigente.- **<u>ARTICULO SEXTO</u>**: a) Las acciones pueden ser ordinarias o preferidas. Las acciones ordinarias pueden ser de dos clases: A y B. Las acciones Clase A dan derecho en todas las asambleas a 5 (cinco) votos por acción, salvo que la ley disponga lo contrario. Las acciones Clase B dan derecho en todas las asambleas a 1 (un) voto por acción. Las acciones preferidas pueden ser con o sin derecho a voto y pueden ser divididas también*

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en clases. Cuando las acciones preferidas ejerzan el derecho de voto (ya sea transitoria o permanentemente) lo harán, en su caso, como integrantes, a ese efecto, de la clase a la cual pertenezcan. Las acciones preferidas podrán recibir un dividendo preferido, ya sea acumulativo o no, de acuerdo con las condiciones de emisión. Se podrá establecer también una participación adicional en las ganancias de la sociedad. Toda transferencia de acciones de la sociedad o circunstancia apta para producir cambios en su calificación o alterar la estructura de su tenencia accionaria deberá ser informada al Banco Central de la República Argentina y a los demás organismos que puedan corresponder. b) El directorio, a pedido de cualquier accionista titular de acciones ordinarias Clase A convertirá la totalidad o parte de su tenencia en acciones ordinarias de la Clase B a una relación de cambio de una acción Clase B por cada acción Clase A de la sociedad. Antes de realizar el canje, el directorio verificará que no existan restricciones que prohíban o limiten la realización de tal canje. c) Los tenedores de acciones ordinarias o preferidas de cada clase gozarán del derecho de preferencia en la suscripción de las acciones de la misma clase que se emitan, en proporción a las que posean. Este derecho, al igual que el de acrecer, deberá ejercerse en las condiciones y dentro del plazo fijado por la ley y reglamentaciones aplicables, o el plazo que fije la asamblea extraordinaria dentro del límite legal aplicable cuando la sociedad se encontrare dentro del régimen de la oferta pública. d) Derechos especiales de la Clase A: Se requerirá el voto favorable de dos tercios de las acciones Clase A, cualquiera sea el porcentaje de capital social que dichas acciones Clase A representen, para que la sociedad válidamente resuelva: (i) la fusión de la sociedad con otras sociedades; (ii) la disolución voluntaria de la sociedad; (iii) la transferencia del domicilio legal y/o fiscal al extranjero; (iv) el cambio fundamental del objeto social. e) Deber de Información: Toda persona que, directa o indirectamente,

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adquiera por cualquier medio o título, acciones Clase B, o títulos de la sociedad de cualquier tipo que sean convertibles en acciones Clase B (incluyendo dentro del significado del término "título", pero sin limitarse, a los debentures, obligaciones negociables y cupones de acciones) que otorguen control sobre más del tres por ciento (3%) de las acciones de la Clase B, deberá dentro de los cinco (5) días de efectuada la adquisición que causó la superación de dicho límite, informar esa circunstancia a la sociedad, sin perjuicio de cumplir con los recaudos adicionales que las normas aplicables en los mercados de capitales impongan para tal evento. La información referida deberá detallar, además, la fecha de la operación, el precio, el número de acciones adquiridas y si es propósito del adquirente de esa participación adquirir una participación mayor o alcanzar el control de la voluntad social de las acciones Clase B de la sociedad. Si el adquirente está conformado por un grupo de personas, deberá identificar los miembros del grupo. La información aquí prevista deberá proporcionarse con relación a adquisiciones posteriores a la información originariamente brindada, cuando se vuelva a exceder, según lo aquí previsto, los montos de acciones Clase B indicados en la última información. **ARTICULO SEPTIMO**: Mientras las acciones de la sociedad sean nominativas, las acciones y los certificados provisionales que se emitan contendrán las menciones de los artículos 211 y 212 de la Ley 19.550. Se pueden emitir títulos representativos de más de una acción. El directorio de la Sociedad podrá en cualquier momento resolver que las acciones de la Sociedad sean convertidas de nominativas a escriturales, en cuyo caso el registro de accionistas de la sociedad podrá ser llevado por la sociedad o por otra entidad, conforme lo resuelva el directorio de la sociedad. **ARTICULO OCTAVO**: En caso de mora en la integración del capital, el directorio queda facultado para proceder de acuerdo a lo determinado por el artículo 193 segundo párrafo, de la Ley 19.550. **ARTICULO NOVENO**: La ad-

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ministración de la sociedad está a cargo de un directorio compuesto del número de miembros que fije la asamblea, entre un mínimo de 3 (tres) y un máximo de 9 (nueve) con mandato por 3 (tres) años. La asamblea podrá designar suplentes en igual o menor número que los titulares y por el mismo plazo a fin de subsanar la falta de los directores titulares por cualquier causa, en el orden de su elección. Anualmente se renovará un tercio del directorio, o la cifra más cercana a un tercio, redondeándose el número hacia arriba en caso que el decimal sea superior a 50 o para abajo en caso que sea 50 o inferior. Para mantener la proporción, al elegir directores o con posterioridad, la asamblea podrá designar directores por períodos menores a 3 (tres) años. La primera asamblea en que se elijan directores a partir de la aprobación del presente artículo (aunque la reforma no se halle aún inscripta), decidirá cuáles de los directores que elige serán por un año, por dos años o por tres años. Los directores en su primera sesión posterior a la asamblea que eligió los directores, designarán entre los mismos a un presidente y a un vicepresidente. Este último reemplaza automáticamente al primero en caso de ausencia, renuncia, fallecimiento u otro impedimento. El Directorio podrá funcionar con los miembros presentes o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quórum se computarán los directores presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera del país. El acta de la reunión donde se encuentren directores bajo los conceptos antes descriptos será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes y por el representante de la Comisión Fiscalizadora. Los directores que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta con-

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signará las manifestaciones de los directores presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. La comisión fiscalizadora a través de su representante en la reunión de directorio, deberá dejar constancia en el acta de los nombres de los directores que hayan participado a distancia y de la regularidad de las decisiones adoptadas. La asamblea fija la remuneración del directorio. Los directores son reelegibles. El directorio será convocado por el presidente cada vez que lo considere necesario debiendo observarse en todos los casos el artículo 267 de la Ley 19.550. Las deliberaciones constarán en un libro especial en actas que serán firmadas por los miembros presentes. **ARTICULO DECIMO**: En garantía del correcto cumplimiento de sus funciones, cada uno de los directores titulares constituirá a favor de la sociedad una garantía, cuyo monto determinará la asamblea, por un valor no inferior a la suma que establezcan las normas y disposiciones legales vigentes, debiendo constituirse dicha garantía en las condiciones y en las formas previstas por el ordenamiento legal y reglamentario aplicable. Los directores designados en calidad de suplentes no estarán obligados al cumplimiento de la garantía sino a partir del momento en que asuman el cargo efectivamente en reemplazo de titulares cesantes, para completar el período que corresponda. **ARTICULO DECIMO PRIMERO:** El directorio está revestido de los poderes necesarios para dirigir la sociedad y disponer de sus bienes. Tiene para ello las facultades más amplias para realizar cualquier acto o contrato relacionado con el objeto social entre ellos operar con los bancos y demás instituciones de crédito oficiales, privadas o mixtas, y todo aquello a lo que se refieran los artículos 1881 del Código Civil, 9 del Decreto Ley 5965/63 y los artículos 72, 73 y 75 del Código Penal. El directorio podrá disponer, si lo considera conveniente y necesario y/o legalmente aplicable, la creación e integración del comité ejecutivo y de otros comités de directorio, fijar las funciones y límites

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de su actuación dentro de las facultades que le otorga el estatuto, la ley, y dictar su reglamento interno. El directorio podrá otorgar mandatos a una o más personas, sean o no miembros del mismo, para asuntos especificamente determinados en el respectivo poder. **ARTICULO DECIMO SEGUNDO**: El presidente del directorio es el representante de la sociedad, en caso de ausencia o impedimento será reemplazado automáticamente por el vicepresidente. **ARTICULO DECIMO TERCERO**: La comisión fiscalizadora es responsable por la fiscalización de los actos de gestión de la sociedad, constituyéndose en órgano permanente. Estará integrada por 3 (tres) miembros titulares y por 3 (tres) suplentes por el plazo de 1 (un) año, pudiendo ser reelectos, siendo fijada su respectiva remuneración por la asamblea. Los miembros de la comisión fiscalizadora serán reemplazados en caso de impedimento, ausencia o vacancia, por cualquiera de los suplentes. La comisión fiscalizadora tendrá las atribuciones y facultades que la ley le confiere. Deberá reunirse por lo menos una vez cada 3 (tres) meses. Sesionará y adoptará sus resoluciones con la presencia y el voto favorable de por lo menos 2 (dos) de sus miembros, sin perjuicio de los derechos, atribuciones y deberes que acuerda la ley al disidente. Las resoluciones se harán constar en un libro de actas que se llevará al efecto. La comisión fiscalizadora podrá nombrar a uno de sus miembros para que la represente, especialmente en cuanto a lo dispuesto en los incisos 3, 5 y 6 del artículo 294 de la Ley 19.550. **ARTICULO DECIMO TERCERO BIS**. El comité de auditoria previsto en la ley 26.831, y normas complementarias y modificatorias, estará integrado por tres directores titulares e igual o menor número de suplentes, quienes serán designados por el directorio de entre sus miembros, por mayoría simple de sus integrantes. Podrán integrar el comité aquellos directores versados en temas financieros, contables o empresarios. Cuando la Sociedad haga oferta pública de sus acciones, la mayoría de sus integrantes deberán ser independien-

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tes, de acuerdo con el criterio establecido para ello en las Normas de la Comisión Nacional de Valores. El quórum para que sesione válidamente el comité de auditoría será de al menos dos miembros del comité de auditoría. En todos los casos, las decisiones se adoptarán por mayoría de miembros presentes. El comité podrá sesionar válidamente encontrándose sus miembros presentes físicamente en la sede social o en el lugar en que hubieren acordado reunirse, sea en el país o en el exterior, o bien sin presencia física pero comunicados entre sí por medios de transmisión simultánea de sonidos, imágenes y palabras. En este supuesto, a efectos de conformar el quórum y la mayoría, se considerará que los miembros del comité que participen a distancia de la reunión del órgano han estado físicamente presentes, quedando por tanto habilitado el comité de auditoría para celebrar reuniones y sesionar con quórum y tomas de decisiones válidas a distancia. Las reuniones se celebrarán con la participación de sus respectivos miembros presentes físicamente o a distancia. En este último caso, se dejará constancia de sus nombres en el acta respectiva, debiendo estar físicamente presente junto al Presidente del comité, al menos uno de los síndicos de la sociedad, a fin de que certifique la regularidad del desarrollo de la misma y de las decisiones adoptadas. Dentro de los cinco días de celebrada la reunión se confeccionará el acta respectiva, se transcribirá al libro de actas del comité de auditoría y se firmará por los miembros del comité de auditoría presentes físicamente y el representante del órgano de fiscalización. Este último firmará por sí y en representación del o de los miembros no presentes físicamente sino a distancia, aclarándolo en cada caso. El comité dictará su propio reglamento interno el que deberá ser inscripto en el Registro Público de Comercio. Serán facultades y deberes del comité los previstos en el artículo 110 de la ley 26.831 y las Normas (N.T.2013) de la Comisión Nacional de Valores y las normas que las complementen y modifiquen, así como también todas

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aquellas otras atribuciones y deberes que en el futuro se establezcan. La asamblea podrá delegar en el directorio la fijación del presupuesto del comité.- **ARTICULO DECIMO CUARTO**: Toda asamblea debe ser citada simultáneamente en primera y segunda convocatoria en la forma establecida para la primera por el artículo 237 de la Ley número 19.550, sin perjuicio de lo dispuesto allí para el caso de asamblea unánime. La asamblea en segunda convocatoria ha de celebrarse el mismo día, una hora después de fijada para la primera. Mientras la sociedad haga oferta pública de sus acciones únicamente la asamblea ordinaria puede convocarse simultáneamente en primera y segunda convocatoria. **ARTICULO DECIMO QUINTO**: Cada acción ordinaria suscripta confiere derecho de 1 (uno) a 5 (cinco) votos, conforme se determine al suscribir el capital inicial, en oportunidad de resolver la asamblea el aumento de capital. Las acciones preferidas pueden emitirse con o sin derecho a voto. Mientras la sociedad haga oferta pública de sus acciones, todas las acciones ordinarias que se emitan a partir de dicha autorización darán derecho a un (1) voto por acción, excepto en los supuestos autorizados por la ley. **ARTICULO DECIMO SEXTO**: Rigen el quórum y mayoría determinados por los artículos 243 y 244 de la Ley 19.550, según la clase de asamblea, convocatoria y materias de que se trate, excepto en cuanto al quórum de la asamblea extraordinaria en segunda convocatoria, la que se considerará constituida cualquiera sea el número de acciones presentes con derecho a voto. **ARTICULO DECIMO SEPTIMO**: El ejercicio social cierra el 31 de Diciembre de cada año. A esa fecha se confeccionarán los estados contables conforme a las disposiciones en vigencia y normas técnicas de la materia. La asamblea puede modificar la fecha de cierre de ejercicio, inscribiendo la resolución pertinente en el Registro Público de Comercio y comunicándola a la autoridad de control. **ARTICULO DECIMO OCTAVO**: Las ganancias líquidas y realizadas se destinarán en el siguiente orden de prelación:

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*a) el 5 % (cinco por ciento) hasta alcanzar el 20 % (veinte por ciento) del capital suscripto, para el fondo de reserva legal; b) a la remuneración del directorio y comisión fiscalizadora; c) al pago del dividendo de las acciones preferidas, con prioridad de los acumulativos impagos; d) El saldo en todo o en parte, a participación adicional de las acciones preferidas y a dividendos de las acciones ordinarias, o a fondo de reservas facultativas o de previsión, o a cuenta nueva, o al destino que determine la asamblea. **ARTICULO DECIMO NOVENO**:- La liquidación de la sociedad puede ser efectuada por el directorio o por el o los liquidadores designados por la asamblea, bajo la vigilancia de la comisión fiscalizadora. Cancelado el pasivo y reembolsado el capital, el remanente se repartirá entre los accionistas con las preferencias indicadas en el artículo anterior".- **Ratificación de Sede Social**:- Por acta de Directorio número 247 del 24 de Febrero de 2011, labrada al folio 31 del Libro de Actas de Directorio número cuatro, rubricado en la Inspección General de Justicia el 18 de Septiembre de 2010 con el número 75106-10 se resolvió fijar la sede social en la calle **Bartolomé Mitre número 434, piso quinto de la Ciudad Autónoma de Buenos Aires**, habiéndose transcripto la misma en escritura número 158, pasada el 2 de Marzo de 2011, al folio 443 del Protocolo respectivo del Registro número 24 de Capital Federal, ante el Escribano Jorge A. Molinari, tomándose razón en Inspección General de Justicia el 28 de Marzo de 2011 bajo el número 5614 del Libro 53 de Sociedades por Acciones.* "A continuación, el Sr. Presidente somete a consideración de los Sres. Accionistas el punto décimo del Orden del Día: **(10)...(11) "AUTORIZACIONES"**. Pide el uso de la palabra el representante del accionista Julio Patricio Supervielle, Sr. Juan Pablo Molinari, quien mociona se autorice a los Sres. Juan Pablo Molinari, Sergio Gabai, Ignacio Rutter, Sebastían Picasso, Marcelo Raúl Stefanuto y/o María Teresa Gianelli, para que, en nombre y representación de la Sociedad, uno cualquiera de ellos efectúe to-

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dos los trámites que fueran necesarios para inscribir y/o comunicar las resoluciones adoptadas en esta Asamblea ante los organismos de contralor que correspondan, incluyendo, sin limitación, el Registro Público de Comercio, la Comisión Nacional de Valores, la Bolsa de Comercio de Buenos Aires, el Mercado Abierto Electrónico, la Caja de Valores S.A. y cualquier otra bolsa de comercio o mercado autorregulado del país, así como cualquier otra entidad o persona interesada, pudiendo firmar todo tipo de comunicación, notificación, presentación y/o formulario, edictos, publicaciones de ley en general, declaraciones juradas incluyendo, dictámenes profesionales, contestaciones de vistas, pudiendo asimismo retirar expedientes, solicitar fotocopias, solicitar audiencias y demás documentos públicos y/o privados, a fin de obtener las inscripciones y autorizaciones necesarias o que se encuentren relacionadas con las cuestiones consideradas en la presente Asamblea. Puesto a votación el décimo punto del Orden del Día, por unanimidad de votos de los Sres. Accionistas de la Clase A y de la Clase B se RESUELVE aprobar la moción del representante del accionista Julio Patricio Supervielle. Acto seguido, el Sr. Presidente expresa que se ha dado tratamiento a todos los puntos del Orden del Día de esta Asamblea General Ordinaria y Extraordinaria de Accionistas, agradece a los presentes su asistencia y da por finalizada la misma siendo las 11:35 horas. J.Molinari.- Juan Pablo Molinari.- Representante de Julio Patricio Supervielle.- C.Ponisio.- César Ponisio.- Representante de Lankory International S.A..- J.P.Supervielle.- Julio Patricio Supervielle.- Presidente.- Barreiro.- Enrique Barreiro.- Síndico Titular.- M.Fiorito.- María Fiorito.- Síndico Titular.- C.Asato.- Carlos Asato.-Síndico Titular"."**Asamblea General Ordinaria y Extraordinaria del 30 de Abril de 2015**.- Número de Orden.- Año 2015.- Día.- Mes.- Accionista.- Nombre y Apellido completo.- Documento de Identidad.- Domicilio.- Representante.- Nombre y Apellido completo.- Documento de Identidad.- Domicilio.- Canti-

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dad de Acciones o Certificados.- Números de los Certificados Acciones o Certificados.- Capital.- Cantidad de Votos.- Firmas.- 1.- 20.- 4.- Lankory International S.A.- RPC Mendoza: 22/12/11.- Nº 9264.- Mitre 574 PB of. 3 Mendoza.- César Ponisio.- D.N.I. 24.335.282.- Zapiola 1820, 2º Piso, C.A.B.A.- (Mandatario).-5.991.017 (Clase B).- $ 5.991.017.- 5.991.017.- C.Ponisio.- 2.- 22.- 4.- Julio Patricio Supervielle DNI 12.601.346 Posadas 1683, piso 3º, CABA.- Juan Pablo Molinari.- DNI 27.636.018.- Pte. Perón 315, Piso 3º, of. 13, CABA.- (Mandatario).- 63.369.094 (Clase A).- 50.218.265 (Clase B).- $ 115.187.359.- 367.063.735.- J.Molinari.- En la Ciudad Autónoma de Buenos Aires a los 24 días del mes de Abril de 2015 a las 18:00 horas se cierra el Registro de Depósito de Acciones con el depósito de 119.578.376 acciones representadas por 63.369.094 acciones nominativas, ordinarias, no endosables clase A de $ 1 valor nominal c/u y con derecho a 5 votos por acción; por 56.209.282 acciones ordinarias nominativas no endosables clase B de $ 1 valor nominal c/u y con derecho a 1 voto por acción. En su conjunto representan el 99,12% del capital social y el 99,12135% de los votos de Grupo Supervielle S.A.- Conste.- J.P.Supervielle.- Barreiro.- En la Ciudad Autónoma de Buenos Aires, a los 30 días del mes de Abril de 2015, siendo las 11,05 horas, se cierra el presente Registro de Accionistas y Asistencia a Asamblea con la asistencia de dos accionistas, tenedores de 119.578.376 acciones nominativas no endosables, representadas por 63.369.094 acciones ordinarias nominativas clase A de $ 1 valor nominal c/u con derecho a 5 votos por acción y por 56.209.282 acciones ordinarias nominativas no endosables clase B de $1 valor nominal por acción c/u con derecho a 1 voto por acción.- En su conjunto representan el 99,12% del capital social y el 99,12135% de los votos de Grupo Supervielle S.A. Conste.- J.P.Supervielle.- Barreiro".- **ES TRANSCRIPCION FIEL**, doy fe, como que el compareciente me solicita expida testimonio para su inscripción en los organismos de

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Contralor, facultando al autorizante y/o a Rafael Gregorio José Sterin Teramo, y/o Marcelo Raúl Stefanuto y/o Juan Pablo Molinari y/o Clara Molinari y/o Natalia Karen Khedayan, y/o Sergio Gabai y/o Ignacio Rutter y/o Sebastían Picasso y/o María Teresa Gianelli y/o a Jorge Alberto Molinari, a presentar escritos, publicar avisos, desglosar y retirar documentación, contestar vistas, certificar documentación conforme la resolución I.G.J. 7/2005, confeccionar, suscribir y presentar solicitudes, requerimientos y demás documentación necesaria o requerida, efectuar peticiones y ejercer cuanta otra facultad sea necesaria para el mejor desempeño de su cometido.- **LEIDA Y RATIFICADA**, firma en la representación invocada como acostumbra, por ante mí, el funcionario público autorizante, de todo lo cual a sus efectos, doy fe.- **J.P.SUPERVIELLE**.- Hay un sello.- Ante mí:- **J.MOLINARI**.- **CONCUERDA** con su escritura matriz pasada ante mí al folio 918 del Protocolo corriente del Registro número 24 de mi adscripción.- **PARA** la Sociedad expido esta **PRIMERA COPIA** extendida en trece fojas de Actuación Notarial numeradas correlativamente del número 018733141 al presente que sello y firmo en el lugar y fecha de su otorgamiento.-

JUAN PABLO MOLINARI
ESCRIBANO

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Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2015 - Año del Bicentenario Del Congreso de los Pueblos Libres

Número Correlativo I.G.J.: 212617 **CUIT:**

SOC. ANONIMA

Razón Social :
GRUPO SUPERVIELLE

(antes):

Número de Trámite: 7409887

C.Trám. Descripción

00595 TEXTO ORDENADO
01370 MODIFICACION DE ESTATUTO

Escritura/s 316-

y/o instrumentos privados:

Inscripto en este Registro bajo el numero: 13913
del libro: 75 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 1 Buenos Aires, 10 de Agosto de 2015

0674387

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TRADUCCIÓN PÚBLICA / CERTIFIED TRANSLATION..........

[There is a seal which reads: "Department of Justice – *Inspección General de Justicia* ["IGJ" - General Supervisory Board of Corporations]"]..........

Association of Notaries Public – City of Buenos Aires – Capital City – Republic of Argentina..........

Notarial Proceedings – Act 404 [there follows the Argentine National Emblem]..........

[All pages bear a seal which says "Juan Pablo Molinari – Registration Number [illegible] Notary Public", and an illegible signature]..........

[Pages are numbered from N 018733141 through N 018733153. Lines in each page are numbered from 1 through 50]..........

Page number 918.- Register number 24.- **FIRST CERTIFIED COPY – DEED NUMBER THREE HUNDRED AND SIXTEEN.-** In this City of Buenos Aires, Capital City of the Republic of Argentina, on this May 12, 2015, there appears before me, the authorizing Notary Public, **Julio Patricio SUPERVIELLE**, married, bearer of Argentine Identity Card *"Documento Nacional de Identidad"* number 12,601,346, domiciled at Bartolomé Mitre number 434, fifth floor, Capital City, of age, known unto me, I attest, and I do further attest that he appears before me in the name and on behalf of the company which carries on business under the name "**GRUPO SUPERVIELLE S.A.**", domiciled at Bartolomé Mitre number 434, fifth floor, of this Capital City, (bearer of Tax Identification Code "CUIT" number 30-61744293-7), and gives evidence of its legal status as follows: **a)** The name of the company at the time of its organization was "Inversiones y Participaciones Sociedad Anónima", as entered into as deed number 484 dated October 8, 1979 by Mr. José María Fernández Ferrari, a Notary Public practicing at this Capital City, on page 1370 of relevant Notarial Records of Register number 332 of this City, under his charge, and registered with –together with any supplementary deeds thereto (deed number 99 entered on page 334 of the relevant Notarial Records by the above mentioned Notary Public, on February 21st, 1980, and deed number 22 entered on page 69 of the relevant Notarial Records of Register number 1189 of this City, by Horacio E. Lombardi, as Notary Public in charge thereof, on June 25, 1980)- and after approval by, the General Supervisory Board of Corporations on File number A-73346 with the Federal Court having Original Jurisdiction over Commercial Matters, the same being a court of record, on October 15, 1980 under number 4600, Book 92, Volume A, of Argentine Corporate Bylaws, copies of which I have had before me and duly certified are entered on page 1324 of Notarial Records dated 1981 of this Register, **b)** By deed evidencing a capital increase and relevant amendments to Section Fourth and Fifth of Corporate Bylaws, as it was duly resolved by, and is evidenced by the Minutes of, the General Special Meeting of Shareholders held on September 24, 1981, entered as deed number 281 on June 21st, 1982, on page 846 of the relevant Notarial Records of this Register, by Jorge A. Molinari, Notary Public, and registered with the General Supervisory Board of Corporations on May 13, 1983 under number 2689, Book 98, Volume A of Argentine Corporate Bylaws, **c)** A corporate capital increase to Pesos thirty thousand, and corresponding amendments made to Sections Second, Fifth, Sixth, Ninth and Tenth of Corporate Bylaws, pursuant to a resolution adopted by the General Special Unanimous Meeting of Shareholders held on October 19, 1995, entered as deed number 540 on November 8, 1995, on page 2040 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, and filed on November 20, 1995 with the General Supervisory Board of Corporations under number 11045, Book 117, Volume A, of Corporations; **d)** The principal place of business of the company is duly set forth in the

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Board of Directors' Minutes number 61 dated February 20, 1996, entered as deed number 183 on April 10, 1997 on page 865 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, registered with the General Supervisory Board of Corporations on May 9, 1997 under number 4687, Book 121, Volume A, of Corporations; **e)** The closing date of the fiscal year of the company was amended by resolution of the General Special Unanimous Meeting of the Shareholders, as evidenced by its Minutes dated February 5, 1997, as a result of which Section Seventeenth of the Corporate Bylaws was so amended, all as evidenced by deed number 30 dated January 24, 2000, entered on page 145 of this Register, on the relevant Notarial Records, by Nelly G. Sampayo, a Notary Public, and registered with the General Supervisory Board of Corporations on February 17, 2000 under number 2264, Book 9, of Joint Stock Companies; **f)** The capital stock of the company was increased from Pesos Thirty thousand to Pesos Two million by resolution of the General Special Unanimous Meeting of Shareholders and evidenced by its Minutes dated March 21st, 2000, and the relevant amendment made to Section Fifth of the Corporate Bylaws, all as evidenced by deed number 153, entered on April 17, 2000, on page 719 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, registered with the General Supervisory Board of Corporations on April 28, 2000 under number 5923, Book 11, of Joint Stock Companies; **g)** The capital stock of the company was reduced from Pesos Two million to Pesos One million four hundred and four thousand six hundred and ninety-two, by resolution of the General Special Unanimous Meeting of Shareholders held on April 18, 2000, and the relevant amendment to Section Fifth of the Corporate Bylaws, as a result of a partial split up of the Company, and approval of the Bylaws of the resulting company "Grupo Exprinter Argentina S.A.", as entered on deed number 199 dated May 16, 2000, on page 853 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary public, registered with the General Supervisory Board of Corporations on September 18, 2000, under number 13838, Book 12, of Joint Stock Companies; **h)** The Minutes of the General Special Unanimous Meeting of Shareholders dated December 12, 2000, entered on pages 77 through 80 of the Minutes' Book of the Meeting of Shareholders number one, were entered as deed number 532 on December 15, 2000, on page 2288 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was decided, from Pesos One million four hundred and four thousand six hundred and ninety-two to Pesos Thirty-seven million nine hundred and thirty thousand nine hundred and three, as a result of a capitalization of irrevocable capital contributions, Pesos Eight million two hundred and nine thousand six hundred and eleven being an increase of common stock, and the remaining Pesos Twenty-eight million three hundred and sixteen thousand six hundred being an increase of preferred stock, and the relevant amendments to Section Fifth and Sixth of the Corporate Bylaws, and empowered the Board of Directors to issue common shares at such time and in such terms as it may deem it fit, and said Meeting of Shareholders also resolved the terms of issuance of preferred shares, as notified to the General Supervisory Board of Corporations on December 22, 2000, filed under number 19039, Book 13, of Joint Stock Companies; **i)** The Minutes of the General Special unanimous Meeting of Shareholders dated November 13, 2001 were entered as deed number 324 on July 23, 2002, on page 1158 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was decided, to Pesos Forty million nine hundred and thirty thousand nine hundred and three, by the issuance of Three million preferred shares with a par value of Peso One each and without voting rights, the capitalization of irrevocable capital contribution in the amount of

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Pesos Three million, which does not exceed the five-times requisite set forth by Section Fifth of the Corporate Bylaws as now in effect, as it was duly notified to the General Supervisory Board of Corporations on November 21, 2002, filed under number 13916, Book 19, of Joint Stock Companies; **j)** As evidenced by the Minutes of the Meeting of Shareholders number 52 dated June 9, 2008, said Meeting resolved, among other actions, that the name of the Company be modified to "Grupo Financiero Supervielle S.A.", as well as the restated bylaws, as evidenced by deed number 997 dated September 11, 2008 entered on page 3388 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, but the name "Grupo Supervielle S.A." was required to be established at the request of the Supervisory Authority, which change of name was duly adopted at the General Special Meeting of Shareholders number 53 held on November 28, 2008, entered as deed number 375 on April 1st, 2009, on page 997 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, all as filed with the General Supervisory Board of Corporations on April 16, 2009 under number 6353, Book 44, of Joint Stock Companies; **k)** A change of the principal place of business of the company as evidenced by Minutes of the Board of Directors' Meeting number 203 dated June 11, 2009, entered as deed number 923 on September 16, 2009, on page 2624 of the relevant Notarial Records of this Register by Jorge A. Molinari, a Notary Public, registered with the General Supervisory Board of Corporations on November 26, 2009 under number 21222, Book 47, of Corporations; **l)** The relevant contents of the Minutes of the General Annual and Special unanimous Meeting of Shareholders number 54 dated June 8, 2009, entered as deed number 924 on September 16, 2009, on page 2630 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was decided, to the amount of Pesos One hundred and nine million nine hundred and forty-nine thousand three hundred and thirty-six, as notified to the General Supervisory Board of Corporations on December 15, 2009 under number 22535, Book 47, of Joint Stock Companies; **m)** The Minutes of the General Special Meeting of Shareholders number 61 dated August, 31st, 2010, entered as deed number 625 on September 2, 2010, on page 1838 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which it was resolved that Sections 4, 5, 6, 7, 9, 11, 14 and 15 of the Corporate Bylaws be amended, a new Section (Twentieth) be added, and new Restated Bylaws be duly approved, as notified to the General Supervisory Board of Corporations on September 10, 2010 under number 16721, Book 51, of Joint Stock Companies; **n)** The relevant contents of the Minutes of the General Special unanimous Meeting of Shareholders number 63 dated December 30, 2010, entered as deed number 79 on February 1st, 2011, on page 225 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was resolved, to the amount of Pesos One hundred and seventeen million six hundred and fifty-three thousand three hundred and four, as notified to the General Supervisory Board of Corporations on July 28, 2011 under number 14996, Book 55, of Joint Stock Companies; **o)** The change of the principal place of business of the company was duly resolved and evidenced by the Minutes of the Board of Directors' Meeting number 247 dated February 24, 2011, entered as deed number 158 on March 2, 2011, on page 443 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, registered with the General Supervisory Board of Corporations on March 28, 2011 under number 5614, Book 53, of Joint Stock Companies; **p)** The Minutes of the Meeting of Shareholders number 64 dated March 31st, 2011, entered as deed number 514 on June 10, 2011, on page 1448 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a

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Notary Public, at which it was resolved that the Corporate Bylaws be duly amended and new restated bylaws were approved, as notified to the General Supervisory Board of Corporations on September 2, 2011 under number 18436, Book 56, of Joint Stock Companies; **q)** The Minutes of the General Special unanimous Meeting of Shareholders number 69 dated December 29, 2011, entered as deed number 27 on January 10, 2012, on page 94 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was resolved, to the amount of Pesos One hundred and twenty-three million six hundred and forty-four thousand three hundred and seventy-one, as notified to the General Supervisory Board of Corporations on June 26, 2012 under number 11327, Book 60, of Joint Stock Companies; **r)** The Minutes of the General Annual and Special Meeting of Shareholders number 72 dated March 29, 2012, entered as deed number 348 on April 13, 2012, on page 1010 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which it was resolved that Section Ninth of the Corporate Bylaws be duly amended, as notified to the General Supervisory Board of Corporations on June 26, 2012 under number 11329, Book 60, of Joint Stock Companies; **s)** The Minutes of the General Annual and Special Meeting of Shareholders number 73 dated July 30, 2013, entered as deed number 768 on August 14, 2012, on page 2269 of the relevant Notarial Records of this Register, by Jorge A. Molinari, a Notary Public, at which an increase of the capital stock of the company was resolved, to the amount of Pesos One hundred and twenty-four million four hundred and eighty-five thousand two hundred and sixty-four, and it was further resolved that the corresponding amendment to Section Fifth, and a further amendment to Section Thirteenth *bis,* of the Corporate Bylaws be duly made, as notified to the General Supervisory Board of Corporations on February 25, 2013 under number 3051, Book 62, of Joint Stock Companies; and **t)** The Minutes of the Meeting of Shareholders number 74 dated December 27, 2012, entered as deed number 24 on January 9, 2013, on page 53 of the relevant Notarial Records of this Register, by Nelly G. Sampayo, a Notary Public, at which it was resolved, among other actions, that Sections Fifth and Thirteenth *bis* of the Corporate Bylaws be duly amended, as notified to the General Supervisory Board of Corporations on April 24, 2013 under number 6131, Book 63, of Joint Stock Companies; (File number 212617), said party appearing as chairman of the Board of Directors of the company, as evidenced by his appointment as such contained in the Minutes of the General Annual and Special Meeting of Shareholders number 79 dated April 30, 2015, entered on pages 37 through 45 of the Minutes' Book of the Meetings of Shareholders number three, stamped on April 19, 2012 under number 25534-12, whereby the members of the Board of Directors are duly elected, and Minutes of the Board of Directors' Meeting number 416 dated April 30, 2015, entered on pages 44 and 45 of the relevant Book number 7, stamped by the General Supervisory Board of Corporations on March 27, 2015 under number 16120-15, allocating the relevant offices, the original copies of which I have before me and are entered on page 911 of 2015 Notarial Records of this Register; the appearing party further states that all such documents are in effect and no amendment has been made thereto, I attest.- **AND HE STATES:** That, for purposes of complying with the registration with the supervisory authority of the **AMENDMENT TO SECTION NINTH, THIRTEENTH *BIS*, REMOVAL OF SECTION TWENTIETH, CONSIDERATION OF RESTATED CORPORATE BYLAWS UPDATING REGULATION REFERENCES AS PER LAW 26,831, AS AMENDED AND SUPPLEMENTED, AND REGULATIONS PROMULGATED THEREUNDER, AND THE RATIFICATION OF THE CORPORATE PRINCIPAL PLACE OF BUSINESS**, hereat requests that:

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a) The Minutes of the General Annual and Special Meeting of Shareholders number 79 dated April 30, 2015, entered on pages 37 through 45 of the Minutes' Book of the Meeting of Shareholders number three, stamped on April 19, 2012 under number 25534-12; **b)** The list of Shareholders attending said Meeting in person, entered on page 35 of the Share Depositary and Attendance at Shareholders' Meetings Register number 2, and stamped by the General Supervisory Board of Corporations on June 10, 2009, under number 39569-09, be duly copied. **And I do hereby copy** the documents, the originals of which I have before me, which relevant contents read as follows: **"MINUTES OF THE MEETING OF SHAREHOLDERS N° 79:** On this April 30, 2015, at 11:00 A.M., the Shareholders of GRUPO SUPERVIELLE S.A., a list of whom is set forth on page 35, of the Share Depositary and Attendance at Shareholders' Meetings Register N° 2 of GRUPO SUPERVIELLE S.A. meet in the meeting room of the principal place of business of GRUPO SUPERVIELLE S.A. located at Bartolomé Mitre 434, fifth floor, City of Buenos Aires, to hold a General Annual and Special Meeting of Shareholders originally convened to be held today, with a corporate capital stock of Pesos one hundred and nineteen million five hundred and seventy-eight thousand three hundred and seventy-six ($ 119,578,376), represented by sixty-three million three hundred and sixty-nine thousand ninety-four (63,369,094) common, registered, non endorsable Class A shares with a par value of Peso one ($ 1) each and entitling their holders to five votes per share; fifty-six million two hundred and nine thousand two hundred and eight-two (56,209,282) common, registered, non endorsable Class B shares with a par value of Peso one ($ 1) each and entitling their holders to one vote per share. All such shares represent in the aggregate 96.058257% of the capital stock of the company, and 99.12135% of the votes exercisable by GRUPO SUPERVIELLE S.A. The members of the Board of Directors are present at the meeting, except for Mr. Richard Guy Gluzman, who is absent for matters of personal concern which cannot be postponed, as duly previously notified. In addition, all the undersigned members of the Statutory Auditors' Committee are present. The representative of *Comisión Nacional de Valores* [Argentine Securities Commission], Ms. Sonia Jaimez, an attorney-at-law, is also present. Mr. Julio Patricio Supervielle, President of GRUPO SUPERVIELLE S.A., chairs the meeting. After having verified that the required quorum to take valid action is duly present, and there being no objections thereto, the Chairman formally opens de General Annual and Special Meeting of Shareholders of GRUPO SUPERVIELLE S.A. as originally convened to be held on the date hereof, and submits the first item of the Agenda to the consideration of the Shareholders: **(1) "APPOINTMENT OF TWO SHAREHOLDERS TO SIGN THE MINUTES OF THE MEETING".** Mr. Juan Pablo Molinari, Julio Patricio Supervielle's representative as a shareholder, takes the floor and moves so that the representatives of shareholders Julio Patricio Supervielle and Lankory International S.A. shall sign the minutes of the meeting. After the first item of the Agenda having been submitted to the voting of the Meeting, IT IS RESOLVED by the unanimous vote of attending Class A and Class B Shareholders that the motion made by Julio Patricio Supervielle's representative as a shareholder be duly approved. Next, the Chairman submits the second item of the Agenda to the consideration of the Shareholders: (2)...(3)...(4)...(5)...(6)...(7)...(8)... Next, the Chairman submits the ninth item of the Agenda to the consideration of the Shareholders: **(9) "CONSIDERATION OF THE AMENDMENT TO SECTION NINTH, THIRTEENTH *BIS*, REMOVAL OF SECTION TWENTIETH. CONSIDERATION OF THE RESTATED CORPORATE BYLAWS UPDATING REGULATION REFERENCES AS PER LAW 26.831, AS AMENDED AND SUPPLEMENTED, AND REGULATIONS PROMULGATED**

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THEREUNDER, AND THE RATIFICATION OF THE REGISTERED CORPORATE PRINCIPAL PLACE OF BUSINESS IN ORDER TO HAVE IT REGISTERED WITH THE GENERAL SUPERVISORY BOARD OF CORPORATIONS". Mr. Juan Pablo Molinari, as representative of Mr. Julio Patricio Supervielle, takes the floor and says that it is necessary to amend the corporate bylaws in connection with the meetings of the board of directors held by any means of remote communication, so that they shall comply with the provisions set forth under Section 61 of Law 26831, as amended and supplemented. Mr. Juan Pablo Molinari suggests that said section shall read as follows: "*The business and affairs of the corporation shall be managed by a board of directors composed of such number of members as shall be fixed by the meeting of shareholders, provided that there will be not less than 3 (three) and not more than 9 (nine) members, who shall hold office for a term of 3 (three) years. The meeting of the shareholders may appoint an equal or lesser number of alternate members who shall hold office for the same term than the regular members, and shall act in case of absence of any regular director for any reason, in the order of their appointment. One third of the board or the nearest fraction shall be replaced annually, rounding upwards any decimal number higher than 50, or downwards in case of a decimal number equal or lesser than 50. In order to keep the relevant proportions, at the time of appointing any member or thereafter the meeting of the shareholders may appoint directors who shall hold office for any period shorter than 3 (three) years. The first meeting of shareholders convened after the approval of this section to elect members of the board of directors (notwithstanding such amendment may not be registered yet) shall resolve which directors shall hold office for a term of one, two or three years. Directors shall, at their first meeting held immediately after the meeting of shareholders which appointed members to the board, appoint among their number a chairman and a vice chairman. The vice chairman shall act instead of the chairman immediately in case of absence, resignation, death or other incapacity of the latter. The Board of Directors shall take valid action with the presence of its members at the meeting or attending by any other means of communication which may allow them to hear, see and speak to each other simultaneously. In order to determine if the required quorum is present at any meeting, all members present thereat and those participating by means of remote communication shall be considered, notwithstanding they may be within the country or abroad. The minutes of any such meeting held as mentioned above shall be issued and signed not later than five days from the date of the meeting, by all directors present at the meeting the by the representative of the Statutory Auditors' Committee. Directors who participated by means of remote communication may sign the minutes of the meeting, provided, however, that the failure to do so shall not affect the validity of the meeting and of any resolution duly adopted thereby. The minutes of the meeting shall include all statements made by the directors present and by those participating by means of remote communication, and shall also state their votes casted for or against each matter resolved thereby. The statutory auditors' committee shall, through its representative at the meeting of the board of directors, state in the minutes of the meeting the name of the directors who may have participated by means of remote communication and the validity of all decisions taken thereat. The remuneration of the board of directors shall be fixed by the meeting of the shareholders. All directors may be reelected. A meeting of the board of directors may be called by the chairman whenever he may deem it necessary, provided that provisions of Section 267 of Argentine Law 19,550 shall in all cases be complied with. Any discussions shall be registered in a special minutes book, to be signed by the members present at the meeting*". He further states that it is

necessary that section thirteenth *bis* be duly amended, to read as follows: "*The audit committee contemplated under Argentine Law No 26,831, as amended and supplemented, shall be composed of three regular directors and an equal or lesser number of alternate directors, who shall be appointed by the board of directors from its own number by a plurality of votes. Directors knowledgeable about financial, accounting or business matters may be members of the committee. In case of a public offering of the corporation's shares, the audit committee must have a majority of independent members, pursuant to the criteria established in this connection by the Rules of the Argentine Securities Commission. A quorum of not less than two members shall be required for the audit committee to hold meetings validly. In all events, resolutions shall be adopted by a majority of attending members. The committee may hold meetings validly if its members are physically present at the corporate principal place of business or at any other place where they may agree to meet, either within the country or abroad, or else, when not physically present at any such place, if they are able to speak to and hear and see each other by means of any communication equipment allowing for a simultaneous transmission of sound, images and words. In such an event and in relation to quorum and majority requirements, committee members taking part from a remote location shall be deemed to have been physically present at the meeting, and consequently the audit committee shall be able to hold meetings and conduct discussions with the presence of quorum and adopt resolutions validly by any means of remote communication. Meetings shall be held with the participation of the respective members attending either physically or remotely. In the latter case, the names of remote attendees shall be recorded in the respective minutes, and the physical presence of at least one of the corporation's statutory auditors, together with the Chairman of the committee, shall be required to certify that the meeting was held and any resolutions were adopted in accordance with regular procedure. Within five days after a meeting is held the respective minutes shall be drawn up, transcribed in the audit committee minutes book and signed by any audit committee members physically present thereat and by the statutory auditors' committee's representative. Such representative shall sign the minutes in his/her own name and on behalf of any members not physically present at but attending the meeting remotely, with a specific indication in each case. The committee shall establish its own internal rules, which shall be registered with the Public Registry of Commerce. The committee shall have the powers and duties contemplated in Section 110 of Argentine Law No 26,831 and the Rules (N.T. 2013) of the Argentine Securities Commission as amended and supplemented, and also any other powers and duties that may be established in the future. The meeting of the shareholders may delegate the approval of the relevant budget of the committee to the board of directors*". Finally, Mr. Juan Pablo Molinari states that Section Twentieth needs to be removed, as it turned out to be unnecessary after promulgation of Law 26,831, and that restated corporate bylaws needs be duly adopted, in order to include any amendments recently made, to update regulation references pursuant to Law 26,831, as amended and supplemented, and to ratify the registered corporate principal place of business, so as to have one single instrument to be produced at the ordinary course of business of the company. He further states that such restated corporate bylaws so suggested to be adopted were made available to the Shareholders under the same terms as such documents as are referred to under item 2 of this Agenda, so, in the absence of any objections, he suggests to omit reading the same. There is no objection to the motion made by Mr. Juan Pablo Molinari. The Chairman takes the floor and says to the Shareholders that the Argentine Securities Commission gave notice last April 22 of certain comments on Section Ninth of the

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Corporate bylaws which provides for the staggered replacement of the Board of Directors which was not the subject of any amendment. And the Chairman proposes to submit to the Shareholders the corresponding analysis of the comments and postpone consideration thereof until doing so. After the ninth item of the Agenda having been submitted to the voting of the meeting, IT IS RESOLVED by the unanimous vote of attending Class A and Class B Shareholders that the motion made by Julio Patricio Supervielle's representative as a shareholder and the motion made by the Chairman be duly approved. Following are the new restated corporate bylaws: **BYLAWS of "GRUPO SUPERVIELLE S.A." – FIRST:** Inversiones y Participaciones S.A., a *sociedad anónima* governed by these bylaws and such legal rules and regulations as may be applicable, continues carrying on business under the name of "Grupo Supervielle S.A." **SECOND:** The registered office of the corporation shall be located within the City of Buenos Aires. **THIRD:** The duration of the corporation shall be 99 (ninety-nine) years as from the date of registration thereof with the *Registro Público de Comercio* [Public Registry of Commerce]. **FOURTH:** The purpose of the corporation shall be to do and perform in its own name or on behalf of, or otherwise associated with, any third party, whether within or without the country, the following acts and doings: Financial matters: Capital contributions either in cash or in kind to any legal entity already organized or to be organized in the future, whether under its control or not (subject to the limitations set forth by Section 30 and related sections of Argentine Law 19,550) or to individuals, and to buy notes, shares of stock, debentures and any kind of securities, grant any guarantees and/or other security, organize or transfer secured loans, whether secured by any collateral or otherwise, except for any such act as is contemplated under the Argentine Law of Financial Entities and any other act which must be the subject of a public tender. The corporation may also exercise powers of attorney, representations and other agencies in relation to any kind of transactions which are contemplated in the purposes of the corporation, and manage and administer assets and businesses of corporations, individuals or other entities established within the country or abroad. The corporation will, in furtherance of the corporate purpose, have full legal capacity to enjoy rights, undertake obligations and to do and perform all and any acts other than those which are prohibited by law or by these bylaws. **FIFTH:** The capital stock of the corporation shall amount to Pesos one hundred and twenty-four million four hundred and eighty-five thousand two hundred and sixty-four ($ 124.485.264), represented by sixty three million three hundred and sixty-nine thousand and ninety-four (63.369.094) common, registered, non endorsable Class A shares, with a par value of Peso one ($ 1) each and entitling their holders to five votes per share; fifty-nine million five hundred and sixteen thousand one hundred and seventy (59.516.170) common, registered, non endorsable Class B shares, with a par value of Peso one ($ 1) each and entitling their holders to one vote per share; and one million and six hundred thousand (1.600.000) preferred, registered, non endorsable shares with a par value of Peso one ($ 1) per share. The capital stock may be increased by resolution of the meeting of shareholders, up to five times the amount thereof pursuant to Section 188 of Argentine Law 19,550, provided that any such corporate action taken in order to increase the corporate capital stock shall be duly entered on notarial records as a public deed. As long as the corporation is duly authorized to publicly offer its shares, the corporate capital stock: (a) shall be in such an amount as shall result out of the subscription of the then most recently capital increase duly approved, provided that any development of the capital stock shall be reflected on the financial statements of the corporation; (b) may be increased, under Section 188 of Argentine Law 19,550, up to any amount upon resolution validly adopted by the annual meeting of the

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shareholders of the corporation, and no amendment shall be necessary to be made to the corporate bylaws. At the time of each capital increase, the terms of the shares to be issued in connection therewith shall be determined, provided that the power of issuance of any such shares in one single act or otherwise in a series of transactions, as well as the form and terms of payment thereof, may be delegated to the board of directors, whenever it may deem it suitable but in no case later than two years from the date of the meeting of shareholders. As long as the corporation is duly authorized to publicly offer its shares, the meeting of shareholders may approve the issuance of options in respect of any shares to be issued or convertible securities and delegate to the board of directors the determination of the terms and conditions of issuance thereof, any rights to be granted thereby, the pricing of the options and of the shares which may be purchased thereunder, and also any other matter which may be delegated to the board of directors pursuant to applicable law. **SIXTH:** a) The shares of stock of the corporation may be common or preferred shares. Common shares may be issued in two classes: Class A and Class B. Class A shares entitle their holders to cast 5 (five) votes per share at all meetings of shareholders, unless otherwise provided for by law. Class B shares entitle their holders to cast 1 (one) vote per share at all meetings of shareholders. Preferred shares may be issued with or without voting rights and may also be divided into classes. At the time of exercising their voting rights (whether provisionally or permanently), preferred shares shall be respectively voted to such effect, as part of the class to which they belong. Preferred shares may entitle their holders to receive a preferred dividend, cumulative or noncumulative, pursuant to their terms of issuance. Further, an additional share in corporate profits may be determined. Upon any transfer of shares of the corporation or the occurrence of any event as a result of which the relevant qualification or shareholding thereof shall change, such circumstance shall be reported to the Central Bank of the Argentine Republic and to any other such agency as may be applicable. b) The board of directors shall, upon request of any holder of common Class A shares, convert the whole or a part of such holder's common Class B shares at a ratio of one Class B share per each Class A share of the corporation, provided, however, that the board of directors shall have prior to any such conversion verified that there is no restriction or other limitation to act in such respect. c) Holders of common or preferred shares of each class shall enjoy a preemptive right in respect of shares of the same class to be issued, in proportion to their holdings. This preemptive right, and the accretion right, shall be exercised subject to the conditions and within the term set forth by applicable law a regulations, or otherwise within such term as may be established by a special meeting of shareholders in accordance with applicable law in case the corporation is subject to public offer rules and regulations. d) **Class A special rights:** The affirmative vote of two thirds of Class A Shares, notwithstanding any percentage of capital that such Class A shares may represent, shall be necessary for the corporation to take valid action on: (i) the consolidation of the corporation with any other entity; (ii) the voluntary dissolution of the corporation; (iii) the transfer of the registered office and/or fiscal domicile to a foreign jurisdiction; (iv) a material change of the corporate purpose. e) **Duty of information**: Any person who shall directly or indirectly acquire by any means or title any Class B shares or securities issued by the corporation which are convertible into Class B shares ("security" means for purposes hereof, without limitation, any debenture, corporate note and share coupon) as a result of which such person shall become entitled to control more than three per cent (3%) of Class B shares shall, no later than five (5) days as from any such purchase whereby said limit was exceeded, report such circumstance to the corporation, and otherwise comply with any other requirement as may be in effect

according to capital markets applicable rules and regulations. The date of the transaction, price, number of shares so purchased and any intention of the buyer to purchase more shares or obtain the control of corporate decision rights given by Class B shares of the corporation shall also be reported. If buyer is composed of a group of individuals, the members of such group shall be identified. This information herein contemplated shall be given in connection with any purchase made after any relevant information was originally given, in case that the number of Class B shares reported on the last date on which any information was given shall again have been exceeded. **SEVENTH:** As long as the shares of the corporation are registered shares, share and interim certificates to be issued shall contain the information contemplated under Sections 211 and 212 of Argentine Law 19,550. A single share certificate may represent more than one share. The board of directors of the corporation shall decide from time to time that shares of the corporation shall be converted from registered shares to book-entry shares, in which case the register of shareholders of the corporation may be kept by the corporation or by any other entity, as the board of directors may determine. **EIGHTH:** In case of delay in payment of the capital stock, the board of directors is hereby empowered to proceed pursuant to the provisions of Section 193, last paragraph, of Argentine Law 19,550. **NINTH:** The business and affairs of the corporation shall be managed by a board of directors composed of such number of members as shall be fixed by the meeting of shareholders, provided that there will be not less than 3 (three) and not more than 9 (nine) members, who shall hold office for a term of 3 (three) years. The meeting of the shareholders may appoint an equal or lesser number of alternate members who shall hold office for the same term than the regular members, and shall act in case of absence of any regular director for any reason, in the order of their appointment. One third of the board or the nearest fraction shall be replaced annually, rounding upwards any decimal number higher than 50, or downwards in case of a decimal number equal or lesser than 50. In order to keep the relevant proportions, at the time of appointing any member or thereafter the meeting of the shareholders may appoint directors who shall hold office for any period shorter than 3 (three) years. The first meeting of shareholders convened after the approval of this section to elect members of the board of directors (notwithstanding such amendment may not be registered yet) shall resolve which directors shall hold office for a term of one, two or three years. Directors shall, at their first meeting held immediately after the meeting of shareholders which appointed members to the board, appoint among their number a chairman and a vice chairman. The vice chairman shall act instead of the chairman immediately in case of absence, resignation, death or other incapacity of the latter. The Board of Directors shall take valid action with the presence of its members at the meeting or attending by any other means of communication which may allow them to hear, see and speak to each other simultaneously. In order to determine if the required quorum is present at any meeting, all members present thereat and those participating by means of remote communication shall be considered, notwithstanding they may be within the country or abroad. The minutes of any such meeting held as mentioned above shall be issued and signed not later than five days from the date of the meeting, by all directors present at the meeting the by the representative of the Statutory Auditors' Committee. Directors who participated by means of remote communication may sign the minutes of the meeting, provided, however, that the failure to do so shall not affect the validity of the meeting and of any resolution duly adopted thereby. The minutes of the meeting shall include all statements made by the directors present and by those participating by means of remote communication, and shall also state their votes casted for or against each matter resolved thereby. The statutory auditors' committee shall, through its

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representative at the meeting of the board of directors, state in the minutes of the meeting the name of the directors who may have participated by means of remote communication and the validity of all decisions taken thereat. The remuneration of the board of directors shall be fixed by the meeting of the shareholders. All directors may be reelected. A meeting of the board of directors may be called by the chairman whenever he may deem it necessary, provided that provisions of Section 267 of Argentine Law 19,550 shall in all cases be complied with. Any discussions shall be registered in a special minutes book, to be signed by the members present at the meeting. **TENTH:** As security for the due performance of their duties as such, each regular director shall post a bond for the benefit of the corporation, in an amount to be determined by the meeting of shareholders, not less than such sum as may be established by applicable legal rules and regulations then in effect, provided that any such guarantee shall be created subject to the conditions and in the manner set forth by applicable law and regulations. Directors appointed as alternate members shall not be required to give any guarantee until the time that they shall actually hold office in substitution for any regular member, for such remaining term as may be applicable. **ELEVENTH:** The board of directors shall be vested with the necessary authority to govern the corporation and dispose of its assets. To this end, the board of directors shall have the most ample powers to perform any acts or enter into any contracts in relation to the corporate purpose, including transactions with banks and any other official, private or hybrid lending entities, and any of the actions referred to in Section 1881 of the Argentine Civil Code, Section 9 of Decree Law 5965/63, and Sections 72, 73 and 75 of the Argentine Criminal Code. The board of directors may, if such action is deemed advisable and necessary and/or legally applicable, decide to create and organize an executive committee and other board committees, establish the duties and limits to the activities thereof within the authority granted thereto pursuant to the corporate bylaws and applicable law, and establish the internal rules of such bodies. The board of directors may grant powers of attorney to one or more persons, either members of the board or not, in relation to any matters specifically set forth in their respective powers of attorney. **TWELFTH:** The chairman of the board shall be the representative of the corporation; in case of absence or other incapacity of the chairman he/she shall be replaced by the vice chairman without further action. **THIRTEENTH:** The statutory auditors' committee shall be a permanent body, responsible for the surveillance of the management actions of the corporation. It shall have three (3) regular and three (3) alternate members, who shall hold office for a term of one (1) year and may be reelected. Their respective compensation shall be established by a shareholders' meeting. Members of the statutory auditors' committee shall be replaced in case of disability, absence or vacancy by any of the alternate members. The statutory auditors' committee shall have the authority and powers conferred thereto under applicable law. It shall hold meetings not less than once every three (3) months. The attendance and favorable vote of not less than two (2) members shall be required for the committee to hold meetings and adopt resolutions, notwithstanding any rights, powers and duties conferred by law to a dissenting member. Any resolutions adopted by the committee shall be recorded in a minutes book that shall be kept for such purpose. The statutory auditors' committee may appoint one of its members as its representative, in particular in connection with the provisions of Section 294, paragraphs 3, 5 and 6, of Argentine Law No 19,550. **THIRTEENTH *BIS*:** The audit committee contemplated under Argentine Law No 26,831, as amended and supplemented, shall be composed of three regular directors and an equal or lesser number of alternate directors, who shall be appointed by the board of directors from its own number by a plurality of votes. Directors knowledgeable

about financial, accounting or business matters may be members of the committee. In case of a public offering of the corporation's shares, the audit committee must have a majority of independent members, pursuant to the criteria established in this connection by the Rules of the Argentine Securities Commission. A quorum of not less than two members shall be required for the audit committee to hold meetings validly. In all events, resolutions shall be adopted by a majority of attending members. The committee may hold meetings validly if its members are physically present at the corporate principal place of business or at any other place where they may agree to meet, either within the country or abroad, or else, when not physically present at any such place, if they are able to speak to and hear and see each other by means of any communication equipment allowing for a simultaneous transmission of sound, images and words. In such an event and in relation to quorum and majority requirements, committee members taking part from a remote location shall be deemed to have been physically present at the meeting, and consequently the audit committee shall be able to hold meetings and conduct discussions with the presence of quorum and adopt resolutions validly by any means of remote communication. Meetings shall be held with the participation of the respective members attending either physically or remotely. In the latter case, the names of remote attendees shall be recorded in the respective minutes, and the physical presence of at least one of the corporation's statutory auditors, together with the Chairman of the committee, shall be required to certify that the meeting was held and any resolutions were adopted in accordance with regular procedure. Within five days after a meeting is held the respective minutes shall be drawn up, transcribed in the audit committee minutes book and signed by any audit committee members physically present thereat and by the statutory auditors' committee's representative. Such representative shall sign the minutes in his/her own name and on behalf of any members not physically present at but attending the meeting remotely, with a specific indication in each case. The committee shall establish its own internal rules, which shall be registered with the Public Registry of Commerce. The committee shall have the powers and duties contemplated in Section 110 of Argentine Law No 26,831 and the Rules (N.T. 2013) of the Argentine Securities Commission as amended and supplemented, and also any other powers and duties that may be established in the future. The meeting of the shareholders may delegate the approval of the relevant budget of the committee to the board of directors. **FOURTEENTH:** All meetings of shareholders shall be convened on first and second call at the same time pursuant to the procedure established for first-call meetings under Section 237 of Argentine Law No 19,550, notwithstanding any provisions contained therein in relation to unanimous meetings. A second-call meeting shall be held on the same day, one hour after the time set for the respective first-call meeting. For so long as the corporation's shares are publicly offered, only common shareholders' meetings may be convened on first and second call at the same time. **FIFTEENTH:** Each subscribed common share confers the right to cast from one (1) to five (5) votes, as determined upon the subscription of the initial capital, whenever a capital increase is considered by a shareholders' meeting. Preferred shares may be issued with or without voting rights. For so long as the corporate shares are publicly offered, all common shares issued after the relevant public offering authorization shall be entitled to one (1) vote per share, other than in the events authorized by law. **SIXTEENTH:** Quorum and majority requirements shall be governed by Sections 243 and 244 of Argentine Law No 19,550, depending on the class of shareholders' meeting, whether it is a first- or second call meeting and the matters to be transacted thereat, except for the quorum at second-call extraordinary meetings, which shall be deemed validly constituted whichever the number of voting shares

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present. **SEVENTEENTH:** The fiscal year shall end on December 31 each year. The financial statements shall be prepared as of this date in accordance with applicable regulations and accounting technical rules. The closing date of the fiscal year may be modified by a shareholders' meeting and the relevant resolution shall be registered with the Public Registry of Commerce and informed to the enforcement authority. **EIGHTEENTH:** Any net and realized profits shall be allocated in the following order of priority: a) 5% (five per cent) up to 20% (twenty per cent) of the subscribed capital, to the legal reserve fund; b) to the remuneration of the board of directors and statutory auditors' committee; c) to the payment of dividends on preferred shares, prioritizing any unpaid cumulative dividends; d) any balance, in whole or in part, to an additional profit share to be distributed on preferred shares or to dividends on common shares, or to an optional reserve or allowance fund, or to a new account or any use as determined by a shareholders' meeting. **NINETEENTH:** The corporation may be liquidated by the board of directors or by one or more liquidators appointed by a shareholders' meeting under the supervision of the statutory auditors' committee. After liabilities have been paid and the capital reimbursed, any remaining amount shall be distributed to the shareholders subject to their respective priority rights as set forth in the preceding section." **Ratification of the Corporate Principal Place of Business:** Pursuant to Board of Directors Minutes number 247, dated February 24, 2011, drawn up on page 31 of Board of Directors Minutes' Book number four, stamped by the General Supervisory Board of Corporations on September 18, 2010, under number 75106-10, the principal corporate offices were established at **Bartolomé Mitre number 434, fifth floor, in the City of Buenos Aires**, and such minutes were transcribed on notarial deed number 158, recorded on March 2, 2011 on page 443 of the respective Notarial Records of Register number 24 of the City of Buenos Aires by Notary Public Jorge A. Molinari, the relevant registration having been made by the General Supervisory Board of Corporations on March 28, 2011 under number 5614 in Book 53 of Joint Stock Companies." Next, the Chairman submits the tenth item of the Agenda to the consideration of the meeting of Shareholders: **(10) ...** **(11) "AUTHORIZATIONS"**. Mr. Juan Pablo Molinari, Julio Patricio Supervielle's representative as a shareholder, takes the floor and moves to have Messrs. Juan Pablo Molinari, Sergio Gabai, Ignacio Rutter, Sebastián Picasso, Marcelo Raúl Stefanuto and or María Teresa Gianelli duly empowered so that, in the name and on behalf of the Company any one of them indistinctly may carry out all such acts and doings as shall be necessary in order to register and or notify any and all resolutions duly adopted at this Meeting of Shareholders before any such supervisory authorities as may be applicable, including, without limitation, the Public Registry of Commerce, Argentine Securities Commission, *Bolsa de Comercio de Buenos Aires* [Buenos Aires Stock Exchange], *Mercado Abierto Electrónico* [Argentine over-the-counter market], Caja de Valores S.A. and any other self regulated exchange or market within the country, and any other interested person or entity, said agents being duly empowered to sign all kind of notices, communications, filings and or forms, any publications required by law in general, sworn statements, including any opinions of professionals, answers to notices, and further, to withdraw files, apply for copies, hearings and any other public and or private document, in order to obtain any such registration and authorization as may be necessary or related to the matters considered at this Meeting of Shareholders. After the tenth item of the Agenda having been submitted to the voting of the Meeting, IT IS RESOLVED by the unanimous vote of attending Class A and Class B Shareholders that the motion of the representative as a shareholder of Julio Patricio Supervielle be duly approved. Next, the Chairman says that, there being no other item in the Agenda

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Nº DE INSC. 3175

to be dealt with at this General Annual and Special Meeting of Shareholders, and thanking all members present for attending, the meeting is adjourned, at 11:35 A.M. J. Molinari.- Juan Pablo Molinari.- Julio Patricio Supervielle's representative.- C. Ponisio.- César Ponisio.- Lankory International S.A.'s representative.- J.P. Supervielle.- Julio Patricio Supervielle.- President.- Barreiro.- Enrique Barreiro.- Regular Statutory Auditor.- M. Fiorito.- María Fiorito.- Regular Statutory Auditor.- C. Asato.- Carlos Asato.- Regular Statutory Auditor". **"General Annual and Special Meeting of Shareholders held on April 30, 2015.-** Order Number.- Year 2015.- Day.- Month.- Shareholder.- Full Name and Surname.- Identity Card.-Domicile.- Representative.- Full Name and Surname.- Identity Card.- Domicile.- Amount of Shares or Certificates.- Share Certificate or Certificate Numbers.- Capital Stock.- Amount of Votes.- Signatures.- 1.- 20.- 4.- Lankory International S.A.- RPC Mendoza: 12/22/11.- No 9264.- Mitre 574 Low Level Ap. 3 Mendoza.- César Ponisio.- Argentine Identity Card "D.N.I." 24,335,282.- Zapiola 1820, 2nd floor, C.A.B.A.- (Agent).- 5,991,017 (Class B).- $ 5,991,017.- 5,991,017.- C. Ponisio.- 2.- 22.- 4.- Julio Patricio Supervielle Argentine Identity Card "DNI" 12,601,346 Posadas 1683, 3rd floor, CABA.- Juan Pablo Molinari.- Argentine Identity Card "DNI" 27,636,018.- Pte. Perón 315, 3rd floor, Ap. 13, CABA.- (Agent).- 63,369,094 (Class A).- 50,218,265 (Class B).- $ 115,187,359.- 367,063,735.- J. Molinari.- In the City of Buenos Aires, on this April 24, 2015, at 06:00 P.M. the Share Depositary Register is closed upon the deposit of 119,578,376 shares, represented by 63,369,094 registered, common, non endorsable class A shares with a par value of $ 1 each and entitling their holders to 5 votes per share; 56,209,282 common, registered, non endorsable class B shares with a par value of $ 1 each and entitling their holders to 1 vote per share; representing in the aggregate 99.12% of the capital stock of the company and 99.12135% of the voting rights of Grupo Supervielle S.A.- Be it known. J. P. Supervielle.- Barreiro.- In the City of Buenos Aires, on this April 30, 2015, at 11:05 A.M. this Register of Shareholders and Attendance at Shareholders' Meetings is closed in the presence of two shareholders, holding 119,578,376 registered, non endorsable shares, represented by 63,369,094 common, registered class A shares with a par value of $ 1 each and entitling their holders to 5 votes per share, and by 56,209,282 common, registered, non endorsable class B shares with a par value of $ 1 each and entitling their holders to 1 vote per share; representing in the aggregate 99.12% of the capital stock of the company and 99.12135% of the voting rights of Grupo Supervielle S.A. Bi it known.- J. P. Supervielle.- Barreiro".- **THIS IS A TRUE COPY**, I attest, and I do further attest that the appearing party requests that I shall issue a certified copy for it to be registered with the Supervisory authorities, and hereby empowers the authorizing party and or Rafael Gregorio José Sterin Teramo and or Marcelo Raúl Stefanuto and or Juan Pablo Molinari and or Clara Molinari and or Natalia Karen Khedayan and or Sergio Gabai and or Ignacio Rutter and or Sebastián Picasso and or María Teresa Gianelli and or Jorge Alberto Molinari, in order to file writings, publish notices, separate and withdraw documents, answer to notices, certify documentation pursuant to Resolution I.G.J. 7/2005, prepare, execute and file applications, petitions and any other such document as may be necessary or required, make petitions, and to do and perform all and any acts and doings as shall be necessary for the better fulfillment of its purpose.- **HAVING THESE PRESENTS BEEN READ AND THEIR CONTENTS RATIFIED**, the appearing party sets his hand in his stated capacity as he usually does, all of which I attest.- **J.P. SUPERVIELLE**.- There is a seal.- Before me: **J. MOLINARI**.- **THIS IS A TRUE COPY** of the original thereof entered by me on page 918 of the current Notarial Records of Register number 24, under my charge.- I issue this **FIRST COPY FOR** the

Company, in thirteen Sheets of Notarial Paper correlatively numbered from number 018733141 through this number, to which I set my hand and stamp my seal, in the place and on the date first above written.-....................

[There follows the seal of the Notary Public Juan Pablo Molinari and an illegible signature] ....

A I. VARELA PUBLICA NGLES TAL FEDERAL E INSC. 3125

....

Department of Justice and Human Rights

General Supervisory Board of Corporations

Page: 1

Correlative I.G.J. Number: 212617 [There follows half of a Seal of the Department of Justice] Tax Identification Number "**CUIT**": ....

Corporate Name: GRUPO SUPERVIELLE ....

(previously): ....

Procedure Number: 7409887 ....

Procedure Code: 00595 ....

Details of the Procedure: RESTATED TEXT ....

Procedure Code: 01370 ....

Details of the Procedure: AMENDMENT TO CORPORATE BYLAWS ....

Deed/s: 316- ....

and or private documents: ....

....

Filed with this Register under number: 13913, book: 75, volume: - , of JOINT STOCK COMPANIES ....

....

With copy: 1 ....

....

Buenos Aires, August 10, 2015...

[There follows an illegible seal and signature] ....

*0674387..

IGJ ....

....

THIS IS A TRUE TRANSLATION into English in 15 pages of the document in Spanish language which I have before me and attach hereto, in Buenos Aires, on this November 20th, 2015. ....

ES TRADUCCIÓN FIEL al idioma inglés en 15 páginas del documento en español que tuve ante mí y adjunto a la presente, en Buenos Aires, a los 20 días del mes de noviembre de 2015. ....

COLEGIO DE TRADUCTORES PUBLICOS DE LA CIUDAD DE BUENOS AIRES
Corresponde a la Legalización
Nº 30893/15
NATALIA SOLEDAD TESTA

MARCELA ALEJANDRA I. VARELA
TRADUCTORA PUBLICA
EN IDIOMA INGLES
Tº X Fº 457 - CAPITAL FEDERAL
C.T.P.C.B.A. Nº DE INSC. 3125

[redacted]

COLEGIO DE

COLEGIO DE

COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES

República Argentina
Ley 20305

LEGALIZACIÓN

Por la presente, el COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES, en virtud de la facultad que le confiere el artículo 10 inc. d) de la ley 20305, certifica únicamente que la firma y el sello que aparecen en la traducción adjunta concuerdan con los correspondientes al/a la Traductor/a Público/a VARELA, MARCELA ALEJANDRA IRENE

que obran en los registros de esta institución, en el folio 457 del Tomo 10 en el idioma INGLÉS

Legalización número: **80893**

Buenos Aires, 24/11/2015

MARCELO F. SIGALOFF
Gerente de Legalizaciones
Colegio de Traductores Públicos
de la Ciudad de Buenos Aires

ESTA LEGALIZACIÓN NO SE CONSIDERARÁ VÁLIDA SIN EL CORRESPONDIENTE TIMBRADO DE CONTROL EN LA ÚLTIMA HOJA DE LA TRADUCCIÓN ADJUNTA

Control interno: 26815180893

2 6 8 1 5 1 8 0 8 9 3

By virtue of the authority vested in the COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Buenos Aires Sworn Translators Association) by Argentine law No. 20 305 section 10(d), I hereby CERTIFY that the seal and signature affixed on the attached translation are consistent with the seal and signature on file in our records.
The Colegio de Traductores Públicos de la Ciudad de Buenos Aires only certifies that the signature and seal on the translation are genuine; it will not attest to the contents of the document.
THIS CERTIFICATION WILL BE VALID ONLY IF IT BEARS THE PERTINENT CHECK STAMP ON THE LAST PAGE OF THE ATTACHED TRANSLATION.

Vu par le COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Ordre des Traducteurs Officiels de la ville de Buenos Aires), en vertu des attributions qui lui ont été accordées par l'article 10, alinéa d) de la Loi n° 20.305, pour la seule légalisation matérielle de la signature et du sceau du Traductor Público (Traducteur Officiel) apposés sur la traduction du document ci-joint, qui sont conformes à ceux déposés aux archives de cette Institution.
LE TIMBRE APPOSÉ SUR LA DERNIÈRE PAGE DE LA TRADUCTION FERA PREUVE DE LA VALIDITÉ DE LA LÉGALISATION.

Il COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Ordine dei Traduttori abilitati della Città di Buenos Aires) CERTIFICA ai sensi dell'articolo 10, lettera d) della legge 20.305 che la firma e il timbro apposti sulla qui unita traduzione sono conformi alla firma e al timbro del Traduttore abilitato depositati presso questo Ente. Non certifica il contenuto della traduzione sulla quale la certificazione è apposta.
LA VALIDITÁ DELLA PRESENTE CERTIFICAZIONE È SUBORDINATA ALL'APPOSIZIONE DEL TIMBRO DI CONTROLLO DEL CTPCBA SULL'ULTIMA PAGINA DELL'ALLEGATA TRADUZIONE.

Por meio desta legalização, o COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Colégio dos Tradutores Públicos da Cidade de Buenos Aires), no uso de suas atribuições e em conformidade com o artigo 10, alínea "d", da Lei 20.305, somente reconhece a assinatura e o carimbo do Tradutor Público que subscreve a tradução em anexo por semelhança com a assinatura e o carimbo arquivados nos registros desta instituição.
A PRESENTE LEGALIZAÇÃO SÓ TERÁ VALIDADE COM A CORRESPONDENTE CHANCELA MECÂNICA APOSTA NA ÚLTIMA FOLHA DA TRADUÇÃO.

COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Kammer der vereidigten Übersetzer der Stadt Buenos Aires). Kraft der Befugnisse, die ihr nach Art. 10 Abs. d) von Gesetz 20.305 zustehen, bescheinigt die Kammer hiermit lediglich die Übereinstimmung der Unterschrift und des Siegelabdruckes auf der beigefügten Übersetzung mit der entsprechenden Unterschrift und dem Siegelabdruck des vereidigten Übersetzers (Traductor Público) in unseren Registern.
DIE VORLIEGENDE ÜBERSETZUNG IST OHNE DEN ENTSPRECHENDEN GEBÜHRENSTEMPEL AUF DEM LETZTEN BLATT DER BEIGEFÜGTEN ÜBERSETZUNG NICHT GÜLTIG.